AGREEMENT OF LEASE

                                     Between


                       LIGHTHOUSE 444 LIMITED PARTNERSHIP,
                                      Owner



                                       and


                                 GTJ CO., INC.,
                                     Tenant










                                    Premises
                            Portion Third (3rd) Floor
                                444 Merrick Road
                               Lynbrook, New York

                          Dated as of: April ___, 2005

                                TABLE OF CONTENTS

ARTICLE 1       Demised Premises, Term, Rents
ARTICLE 2       Use and Occupancy
ARTICLE 3       Alterations
ARTICLE 4       Ownership of Improvements
ARTICLE 5       Repairs
ARTICLE 6       Compliance With Laws
ARTICLE 7       Subordination, Attornment, Etc.
ARTICLE 8       Property Loss, Etc.
ARTICLE 9       Destruction-Fire or Other Casualty
ARTICLE 10      Eminent Domain
ARTICLE 11      Assignment and Subletting
ARTICLE 12      As Is/ Owner's Initial Work
ARTICLE 13      Access to Demised Premises
ARTICLE 14      Vault Space
ARTICLE 15      Certificate of Occupancy
ARTICLE 16      Default
ARTICLE 17      Remedies
ARTICLE 18      Damages
ARTICLE 19      Fees and Expenses; Indemnity
ARTICLE 20      Entire Agreement
ARTICLE 21      End of Term
ARTICLE 22      Quiet Enjoyment
ARTICLE 23      Escalation
ARTICLE 24      No Waiver
ARTICLE 25      Mutual Waiver of Trial by Jury
ARTICLE 26      Inability to Perform
ARTICLE 27      Notices
ARTICLE 28      Partnership Tenant
ARTICLE 29      Utilities and Services
ARTICLE 30      Table of Contents, Etc.
ARTICLE 31      Miscellaneous Definitions, Severability and Interpretation
                Provisions
ARTICLE 32      Adjacent Excavation
ARTICLE 33      Building Rules
ARTICLE 34      Broker
ARTICLE 35      Intentionally Omitted
ARTICLE 36      Arbitration, Etc.
ARTICLE 37      Parties Bound
ARTICLE 38      Substitute Space
ARTICLE 39      Tenant's Termination Option
ARTICLE 40      Tenant's Right of First Offer For Additional Space
ARTICLE 41      Renewal Options
EXHIBIT A       Floor Plan of Demised Premises
EXHIBIT B       Owner's Initial Work
SCHEDULE A      Building Rules
SCHEDULE B      Owner's Cleaning Services

     LEASE dated as of the ___ day of April, 2005, between LIGHTHOUSE 444 LIMITED PARTNERSHIP, a Delaware limited partnership having its principal office at c/o Lighthouse Real Estate Management, LLC, 444 Merrick Road, Lynbrook, New York, 11563, as landlord (referred to as "Owner"), and GTJ CO., INC., a ______________ corporation, having its principal office at
____________________________, as tenant (referred to as "Tenant").

                              W I T N E S S E T H:
Owner and Tenant hereby covenant and agree as follows:


                                   ARTICLE 1
                          DEMISED PREMISES, TERM, RENTS

     Section 1.01. Demised Premises: Owner hereby leases to Tenant and Tenant hereby hires from Owner a portion of the third (3rd) floor known as Suite 370 and a portion of the basement, each as more particularly shown by outlining and diagonal markings on the floor plans annexed hereto and made a part hereof as Exhibits "A-1" and "A-2" respectively, in the building known as 444 Merrick Road in the Village of Lynbrook, Town of Hempstead, County of Nassau and State of New York (said building is referred to as the "Building", and the Building together with the land upon which it stands is referred to as the "Real Property"), at the annual rental rate or rates set forth in Section 1.03, and upon and subject to all of the terms, covenants and conditions contained in this Lease. The premises leased to Tenant, together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein at the commencement of, or at any time during, the term of this Lease, other than Tenant's Personal Property (as defined in Article 4), are referred to, collectively, as the "Demised Premises".

     Section 1.02. Demised Term: A.The Demised Premises are leased for a term (referred to as the "Demised Term") to commence on a date fixed by Owner in a notice to Tenant not sooner than five (5) days next following the giving of such notice, which notice shall state that Owner has, or prior to the commencement date fixed in such notice, will have, substantially completed Owner's Initial Work (as defined in Article 12), and to end on the last day of the calendar month in which the day immediately preceding the fifth (5th) anniversary of the Rent Commencement Date (as hereinafter defined) shall occur, unless the Demised Term shall sooner terminate pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law. For purposes hereof, Owner's Initial Work shall be deemed substantially completed notwithstanding the fact that details of construction, or decoration, if any, remain to be performed, which such omissions do not materially interfere with Tenant's performance of Tenant's work to prepare the Demised Premises for Tenant's initial occupancy, or Tenant's occupancy of the Demised Premises for the conduct of its business.

     B. Notwithstanding anything in Subsection A of this Section 1.02 to the contrary, if, on or prior to the date set forth in said Subsection A for the commencement of the Demised Term, Owner shall have failed substantially to complete Owner's Initial Work, then: (a) the Demised Term shall not commence on the date set forth in said Subsection A but shall, instead, commence on a date, fixed by Owner in a notice to Tenant, not sooner than five (5) days next following the date of the giving of such notice, which notice shall state that Owner has, or prior to the commencement date fixed in said notice will have, substantially completed Owner's Initial Work; and (b) the Demised Term shall end on the last day of the calendar month in which the day immediately preceding the fifth (5th) anniversary date of the Rent Commencement Date shall occur, unless sooner terminated pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law; and (c) except as aforesaid, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby. The date upon which the Demised Term shall commence pursuant to Subsection A of this Section or pursuant to this Subsection B is referred to as the "Commencement Date", and the date fixed pursuant to said Subsection A or this Subsection B as the date upon which the Demised Term shall end is referred to as the "Expiration Date".

     C. Tenant waives any right to rescind this Lease under Section 223-a of the New York Real Property Law or any successor statute of similar import then in force and further waives the right to recover any damages which may result from


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

Owner's failure to deliver possession of the Demised Premises on the date set forth in Subsection A of this Section, or in any notice given pursuant to Subsection B of this Section, for the commencement of the Demised Term.

     D. After the determination of the Commencement Date, Owner and Tenant each agree, upon demand of the other party, to execute, acknowledge and deliver to the requesting party, an instrument, in form reasonably satisfactory to Owner and Tenant, setting forth said Commencement Date and the Expiration Date.

     Section 1.03. The Lease is made at the following annual rental rates (referred to as "Fixed Rent":

          1. ONE HUNDRED TWENTY-THREE THOUSAND SEVEN HUNDRED TWENTY-FIVE AND 50/100 ($123,725.50) DOLLARS with respect to the period (referred to as the "First Rent Period") from the Commencement Date to and including first
     (1st) anniversary of the Commencement Date;

          2. ONE HUNDRED TWENTY-SEVEN THOUSAND FOUR HUNDRED THIRTY-SEVEN AND 27/100 ($127,437.27) DOLLARS with respect to the next year of the Demised Term (referred to as the "Second Rent Period");

          3. ONE HUNDRED THIRTY-ONE THOUSAND TWO HUNDRED SIXTY AND 38/100 ($131,260.38) DOLLARS with respect to the next year of the Demised Term (referred to as the "Third Rent Period");

          4. ONE HUNDRED THIRTY-FIVE THOUSAND ONE HUNDRED NINETY-EIGHT AND 19/100 ($135,198.19) DOLLARS with respect to the next year of the Demised Term (referred to as the "Fourth Rent Period"); and

          5. ONE HUNDRED THIRTY-NINE THOUSAND TWO HUNDRED FIFTY-FOUR AND 14/100 ($139,254.14) DOLLARS with respect to the remainder of the Demised Term (referred to as the "Fifth Rent Period").

     The parties acknowledge that the Fixed Rent set forth in this Section 1.03(A) represents the Fixed Rent due and payable with respect to the entire Demised Premises.

     B. The Fixed Rent, any increases in the Fixed Rent and any additional rent payable pursuant to the provisions of this Lease shall be payable by Tenant to Owner at its office (or at such other place as Owner may designate in a notice to Tenant) in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment or by Tenant's good check drawn on a bank or trust company with a branch located in Nassau County and which is a member of the New York Clearinghouse Association, without prior demand therefor and without any offset or deduction whatsoever except as otherwise specifically provided in this Lease. The Fixed Rent shall be payable in equal monthly installments in advance, on the first (1st) day of each month during the Demised Term (except as otherwise provided in C of this Section), as follows:

          1. TEN THOUSAND THREE HUNDRED TEN AND 46/100 ($10,310.46) DOLLARS with respect to the First Rent Period;


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

          2. TEN THOUSAND SIX HUNDRED NINETEEN AND 77/100 ($10,619.77) DOLLARS with respect to the Second Rent Period;

          3. TEN THOUSAND NINE HUNDRED THIRTY-EIGHT AND 37/100 ($10,938.37) DOLLARS with respect to the Third Rent Period;

          4. ELEVEN THOUSAND TWO HUNDRED SIXTY-SIX AND 52/100 ($11,266.52) DOLLARS with respect to the Fourth Rent Period; and

          5. ELEVEN THOUSAND SIX HUNDRED FOUR AND 51/100 ($11,604.51) DOLLARS with respect to the Fifth Rent Period.

     C. The sum of TEN THOUSAND THREE HUNDRED TEN and 46/100 ($10,310.46) DOLLARS, representing the installment of Fixed Rent for the first (1st) full calendar month of the Demised Term after the expiration of the Rent Holiday Period (as hereinafter defined), is due and payable at the time of the execution and delivery of this Lease. In the event that the Rent Commencement Date (as hereinafter defined) shall occur on a date other than the first (1st) day of any calendar month, Tenant shall pay to Owner, on the first (1st) day of the month next succeeding the month during which the Rent Commencement Date shall occur, a sum equal to THREE HUNDRED FORTY-THREE and 68/100 ($343.68) DOLLARS, multiplied by the number of calendar days in the period from the Rent Commencement Date to the last day of the month in which the Rent Commencement Date shall occur, both inclusive. Such payment, together with the sum paid by Tenant upon the execution of this Lease, shall constitute payment of the Fixed Rent for the period from the Rent Commencement Date to and including the last day of the next succeeding calendar month.

     D. If Tenant shall use or occupy all or any part of the Demised Premises for the conduct of business prior to the Commencement Date, such use or occupancy shall be deemed to be under all of the terms, covenants and conditions of this Lease, including, without limitation, the covenant to pay Fixed Rent for the period from the commencement of said use or occupancy to and including the date immediately preceding the Commencement Date, without, however, affecting the Expiration Date. The provisions of the foregoing sentence shall not be deemed to give to Tenant any right to use or occupy all or any part of the Demised Premises prior to the Commencement Date without the consent of Owner.

     E. To reflect the fact that the portion of the Demised Premises located in the basement of the Building (the "Storage Space") shall be used for storage purposes and not for executive and general offices of Tenant, the parties agree that:

          (i) The Fixed Rent allocable to the Storage Space is as follows:

          1. THIRTY-FOUR THOUSAND FIVE HUNDRED AND 00/100 ($34,500.00) DOLLARS per annum with respect to the First Rent Period;

          2.   THIRTY-FIVE   THOUSAND  FIVE  HUNDRED   THIRTY-FIVE   AND  00/100
     ($35,535.00) DOLLARS per annum with respect to the Second Rent Period;

          3. THIRTY-SIX THOUSAND SIX HUNDRED ONE AND 05/100 ($36,601.05) DOLLARS per annum with respect to the Third Rent Period;

          4.   THIRTY-SEVEN   THOUSAND  SIX  HUNDRED   NINETY-NINE   AND  08/100
     ($37,699.08) DOLLARS per annum with respect to the Fourth Rent Period; and


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

          5. THIRTY-EIGHT THOUSAND EIGHT HUNDRED THIRTY AND 05/100 ($38,830.05) DOLLARS per annum with respect to the Fifth Rent Period.

     The remainder of the Fixed Rent is allocable to the remainder of the Demised Premises.

          (ii) Notwithstanding anything to the contrary contained in Section 2.01, Tenant shall only use the Storage Space portion of the Demised Premises for storage purposes in connection with the use by Tenant of the remainder of the Demised Premises.

          (iii) Notwithstanding anything to the contrary contained in Articles 9, 10 and 11 of the Lease, any abatements and apportionments and reductions of the Fixed Rent referred to in said Articles shall take into consideration the allocation of Fixed Rent between the remainder of the Demised Premises and the Storage Space, and Tenant shall not have any right to sublet the Storage Space except in its entirety to a subtenant of all or a portion of the remainder of the Demised Premises.

          (iv) Notwithstanding anything to the contrary contained in Article 15 of the Lease, the Certificate of Occupancy covering the Storage Space shall permit the Storage Space to be used only for storage.

          (v) Notwithstanding anything to the contrary contained in Article 29 of the Lease, Owner shall not in any event be required to furnish any services to the Storage Space except (1) elevator facilities pursuant to the provisions of Section 29.01; and (2) (so long as Owner shall continue to furnish or redistribute electrical energy pursuant to the provisions of
     Section 29.04) electrical services for lighting purposes only, and no representations set forth in Section 29.04 with respect to the amount of electrical service available to the Demised Premises shall apply to the Storage Space.

     Section 1.04. Tenant's General Covenant: Tenant covenants (i) to pay the Fixed Rent, any increases in the Fixed Rent, and any additional rent payable pursuant to the provisions of this Lease, and (ii) to observe and perform, and to permit no violation of, the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

     Section 1.05. Rent Holiday: Provided Tenant is not then in default in the observance and performance of any of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant shall be entitled to a conditional rent holiday and shall not be required to pay any portion of the Fixed Rent with respect to the period (the "Rent Holiday Period") from the Commencement Date to and including the day immediately preceding the day forty-five (45) days next following the Commencement Date but during such period Tenant shall otherwise be required to comply with all of the other terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, including, but not limited to, the obligation to make all payments pursuant to the provisions of Article 23 and Article 29. If at any time during the Demised Term, Tenant shall be in default in the observance and performance of any of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, then the total sum of the Fixed Rent and increases therein so conditionally excused by operation of the foregoing provisions of this Section shall become immediately due and payable by Tenant to Owner. If, as of the Expiration Date, Tenant shall not then be in default in the observance and performance of any of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Owner shall waive payment of all such Fixed Rent and increases therein so conditionally excused. The day next following the expiration of the Rent Holiday Period shall be referred to herein as the "Rent Commencement Date".

     Section 1.06. A. Tenant's Option to Cancel Due to Owner's Failure to Deliver Demised Premises: Notwithstanding anything in this Lease to the


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

contrary, in the event that the Commencement Date of this Lease shall not have occurred on or prior to the date (said date, as same may be extended pursuant to the following provisions of this Section 1.06, referred to as the "Final Delivery Deadline") which is seven (7) months following the date on which Tenant shall approve (in writing) Owner's Work Plans (as defined in Exhibit B of this Lease), then Tenant shall have a single option ("Tenant's Single Cancellation Option") to cancel this Lease and the Demised Term by giving notice ("Tenant's Cancellation Notice") to Owner of such cancellation on or prior to the date which is ten (10) days immediately following the Final Delivery Deadline. Time is of the essence with respect to the exercise by Tenant of such Tenant's Single Cancellation Option. Notwithstanding anything to the contrary contained in the foregoing provisions of this Section, in the event that in the event that (x) Owner shall substantially complete Owner's Initial Work prior to Tenant's delivery of Tenant's Cancellation Notice or (y) Tenant shall use or occupy all or any part of the Demised Premises for any purpose (including, without limitation, the performance of any initial Alterations therein) prior to the Commencement Date, then Tenant's Single Cancellation Option shall be of no further force or effect and any Tenant's Cancellation Notice delivered after the Commencement Date shall be of no force and effect.

     B. Exercise of Tenant's Cancellation Option: Upon the giving of such Tenant's Cancellation Notice described in subsection A above, this Lease and the Demised Term shall expire and come to an end as of the date of the giving of such Tenant's Cancellation Notice, and any prepaid rent and security deposited by Tenant hereunder shall be promptly returned to Tenant, and Owner and Tenant shall be released and discharged of and from any and all liability under the provisions of this Lease. If Tenant shall fail to give timely Tenant's Cancellation Notice exercising Tenant's Single Cancellation Option, then the Demised Term shall commence and end in accordance with the provisions of Section
1.02 and Tenant's Single Cancellation Option shall be of no further force or effect.

     C. Owner's Right To Extend Date of Delivery of Demised Premises: Owner shall have the right to extend the Final Delivery Deadline set forth above in this Section by a period equal to the aggregate of: (i) the number of days, if any, of delay or delays in the commencement or substantial completion of Owner's Initial Work occasioned by reason of Tenant's delays in submitting any plans and specifications or in supplying information, or in approving plans, specifications or estimates, or in giving authorizations or by reason of any similar acts or omissions of Tenant; plus (ii) the number of days, if any, of delay or delays in the commencement or substantial completion of Owner's Initial Work occasioned by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, Legal Requirements, or by any other cause beyond Owner's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated. Owner shall give Tenant prompt notice of any events or delays which shall trigger Owner's right to extend the Final Delivery Deadline; however, failure to give such notice shall not prohibit the extension of said date by Owner for the reasons set forth above.


                                   ARTICLE 2
                                USE AND OCCUPANCY

     Section 2.01. General Covenant of Use: Tenant shall use and occupy the Demised Premises for the following purpose: General and executive offices and, with respect to the Storage Space, for storage purposes in connection with Tenant's use of the remainder of the Demised Premises, for no other purpose.

     Section 2.02. No Adverse Use: Tenant shall not use or occupy, or permit the use or occupancy of, the Demised Premises or any part thereof, for any purpose other than the purpose specifically set forth in Section 2.01, or in any manner which, in Owner's judgment, (a) shall adversely affect or interfere with (i) any services required to be furnished by Owner to Tenant or to any other tenant or occupant of the Building, or (ii) the proper and economical rendition of any such service, or (iii) the use or enjoyment of any part of the Building by any other tenant or occupant, or (b) shall tend to impair the character or dignity of the Building.

     Section 2.03. Prohibited Uses: Without in any way limiting the generality of Section 2.02, Tenant shall not use or occupy or permit the use or occupancy of, the Demised Premises or any part thereof as (i) a restaurant, bar, cocktail lounge or coffee shop, or (ii) a commercial bank, savings bank or savings and loan association.


                                   ARTICLE 3
                                  ALTERATIONS

     Section 3.01. General Alteration Covenants: Tenant shall not make or perform, or permit the making or performance of, any alterations, installations, decorations, improvements, additions or other physical changes in or about the Demised Premises (referred to collectively, as "Alterations" and individually as an "Alteration") without Owner's prior consent in each instance. Owner agrees not unreasonably to withhold its consent to any non-structural Alterations proposed to be made by Tenant to adapt the Demised Premises for Tenant's business purposes; however, Owner may arbitrarily withhold such consent if, in Owner's reasonable judgment, the estimated aggregate cost of any such Alterations constituting a single project exceeds the sum of Fifty Thousand ($50,000) Dollars. Owner agrees that Tenant may, without Owner's prior consent, make Alterations which are merely decorative or cosmetic changes or other non-structural Alterations in the Demised Premises, provided that the estimated cost of same constituting a single project shall not exceed the sum of Twenty-Five Thousand and 00/100 ($25,000.00) Dollars and the same shall not affect the electrical, plumbing, heating, ventilation, air-conditioning or any other Building system or any portion of the Building outside of the Demised Premises (any such merely decorative or cosmetic Alteration meeting the aforesaid criteria is referred to as a "Decoration" and any such other non-structural Alteration meeting the aforesaid criteria is referred to as a "Qualified Non-Structural Alteration"). Although Owner's consent shall not be required with respect to whether Tenant may perform any Qualified Non-Structural Alteration, at least ten (10) days prior to the commencement of such work, Tenant shall submit to Owner detailed plans and specifications as required under
Section I below to enable Owner to determine the nature and extent of such work and to allow Owner to review the manner in which any such proposed Qualified Non-Structural Alterations are to be performed. Notwithstanding the foregoing provisions of this Section or Owner's consent to any Alterations, all Alterations shall be made and performed in conformity with and subject to the following provisions:

     A. All Alterations shall be made and performed at Tenant's sole cost and expense and at such time and in such manner as Owner may, from time to time, designate;

     B. No Alteration shall adversely affect the structural integrity of the Building;

     C. Alterations shall be made only by contractors or mechanics approved by Owner, such approval not unreasonably to be withheld (notwithstanding the foregoing, all Alterations requiring mechanics in trades with respect to which Owner has adopted or may hereafter adopt a list or lists of approved contractors shall be made only by contractors selected by Tenant from such list or lists and Owner shall have sole discretion with respect to the contractor performing connections to the Building Class E Fire Alarm and Communication System);

     D. No Alteration shall affect any part of the Building other than the Demised Premises or adversely affect any service required to be furnished by Owner to Tenant or to any other tenant or occupant of the Building (including, without limitation, the Building-wide standard systems required to provide elevator, heat, ventilation, air-conditioning and electrical and plumbing services in the Building);

     E. No Alteration shall reduce the value or utility of the Building or any portion thereof;


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

     F. No Alteration shall affect the Certificate of Occupancy for the Building or the Demised Premises;

     G. No Alteration shall affect the outside appearance of the Building or the color or style of any venetian blinds (except that Tenant may remove any venetian blinds provided that they are promptly replaced by Tenant with blinds of a similar type, material and color);

     H. All business machines and mechanical equipment shall be placed and maintained by Tenant in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance to other tenants or occupants of the Building;

     I. Tenant shall submit to Owner detailed plans and specifications stamped by Tenant's architect (including layout, architectural, mechanical and structural drawings) for each proposed Alteration, subject to the terms and conditions of Subsection X of this Section 3.01 and shall not commence any such Alteration without first obtaining Owner's approval of such plans and specifications, which approval shall not be unreasonably withheld with respect to Alterations to which Owner's consent is not required or to which Owner has agreed hereunder to not unreasonably withhold consent. If detailed plans and specifications (i) would not, in accordance with good construction practice typically be prepared for such proposed Qualified Non-Structural Alteration,
(ii) are not prepared by or on behalf of Tenant and (iii) are not required to be filed with any Governmental Authority in connection with obtaining permits required to perform the same, then in lieu of submitting detailed plans and specifications, and notwithstanding the terms and conditions of this Subsection I, Tenant shall submit detailed information (along with any existing more general plans or drawings) to enable Owner to determine the nature and extent of the work proposed to be performed. Following the completion of each Alteration, Tenant shall submit to Owner a computerized "as built" drawing file for the Demised Premises (or if the Demised Premises comprise more than one (1) floor, for each floor of the Demised Premises being altered); such file will be in Auto-Cad format and contain, on a separate layer, all ceiling-height partitions and doors within the Demised Premises (or if the Demised Premises comprise more than one (1) floor, within each floor of the Demised Premises being altered);

     J. Prior to the commencement of each proposed Alteration, Tenant shall have procured and paid for and exhibited to Owner, so far as the same may be required from time to time, all permits, approvals and authorizations of all Governmental Authorities (as defined in Section 6.01.) having or claiming jurisdiction;

     K. Prior to the commencement of each proposed Alteration, Tenant shall furnish to Owner duplicate original policies of workmen's compensation insurance covering all persons to be employed in connection with such Alteration, including those to be employed by all contractors and subcontractors, and of comprehensive public liability insurance (including property damage coverage) in which Owner, its agents, the holder of any Mortgage (as defined in Section 7.01.) and any lessor under any Superior Lease (as defined in Section 7.01.) shall be named as parties insured, which policies shall be issued by companies, and shall be in form and amounts, satisfactory to Owner and shall be maintained by Tenant until the completion of such Alteration;

     L. In the event Owner or its agents employ any independent architect or engineer to examine any plans or specifications submitted by Tenant to Owner in connection with any proposed Alteration, Tenant agrees to pay to Owner a sum equal to any reasonable fees incurred by Owner in connection therewith.

     M. All fireproof wood test reports, electrical and air conditioning certificates, and all other permits, approvals and certificates required by all Governmental Authorities shall be timely obtained by Tenant and submitted to Owner;

     N. All Alterations, once commenced, shall be made promptly and in a good and workmanlike manner;

     O. Notwithstanding Owner's approval of plans and specifications for any Alteration, all Alterations shall be made and performed in full compliance with all Legal Requirements (as defined in Section 6.01.) and with all applicable rules, orders, regulations and requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body;

     P. All Alterations  shall be made and performed in such manner as Owner may
from  time  to  time  reasonably   designate  pursuant  to  the  conditions  for
Alterations prescribed by Owner for the Demised Premises;

     Q. All materials and equipment to be installed, incorporated or located in the Demised Premises as a result of all Alterations shall be new and first quality;

     R. No materials or equipment shall be subject to any lien, encumbrance, chattel mortgage or title retention or security agreement of any kind;

     S. Tenant,  before  commencement of any Alteration(s)  which constituting a single project shall exceed Twenty-Five Thousand and 00/100 ($25,000.00) Dollars, shall furnish to Owner a performance bond or other security satisfactory to Owner, in an amount at least equal to the estimated cost of such Alteration, guaranteeing the performance and payment thereof;

     T. No Alteration shall be commenced unless any preceding Alteration shall have been fully paid for and proof of such payment furnished to Owner;

     U. Intentionally Deleted;

     V. Following the completion of each Alteration, Tenant, at Tenant's expense, shall obtain certificates of final approval of such Alteration required by any Governmental Authority and shall furnish Owner with copies thereof;

     W. Tenant agrees that Tenant will not install, affix, add or paint in or on, nor permit, any work of visual art (as defined in the Federal Visual
Artists' Rights Act of 1990 or any successor law of similar import) or other Alteration to be installed in or on, or affixed, added to, or painted on, the interior or exterior of the Demised Premises, or any part thereof, including, but not limited to, the walls, floors, ceilings, doors, windows, fixtures and on land included as part of the Demised Premises, which work of visual art or other Alteration would, under the provisions of the Federal Visual Artists' Rights Act of 1990, or any successor law of similar import, require the consent of the author or artist of such work or Alteration before the same could be removed, modified, destroyed or demolished; and

     X. No Owner consent (as set forth above) and no submission or review of plans referred to in Subsection I above shall be required for performance by Tenant of any Decoration, provided that such work is performed in compliance with the requirements of this Article (except for Subsection I above). Tenant shall, however, within a reasonable period of time prior to the commencement of the performance of the Decoration, provide Owner with reasonably detailed information setting forth the nature of the Decoration to be done, the anticipated scheduling of the same, the parties performing such work and any other information with respect to the performance of such Decoration which may be reasonably requested by Owner.

     Section 3.02. No Consent to Contractor/No Mechanics Lien: Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Owner, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialmen, for the performance of any labor or the furnishing of any material for any specific Alteration to, or repair of, the Demised Premises, the Building, or any part of either. Any mechanic's or other lien filed against the Demised Premises or the Building or the Real Property for work claimed to have been done for, or materials claimed to have been furnished to, Tenant or any person claiming through or under Tenant or based upon any act or omission or alleged act or omission of Tenant or any such person shall be discharged by Tenant, at Tenant's sole cost and expense, within thirty (30) days after the filing of such lien.

     Section 3.03. Labor Harmony: Tenant shall not, at any time prior to or during the Demised Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the Demised Premises, whether in connection with any Alteration or otherwise, if such employment will interfere or cause any conflict with other contractors, mechanics, or laborers engaged in the construction, maintenance or operation of the Building by Owner, Tenant or others. In the event of any such interference or conflict, Tenant, upon demand of Owner, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

     Section 3.04. Compliance with Fire Safety: Without in any way limiting the generality of the provisions of Section 3.01, all Alterations shall be made and performed in full compliance with all standards and practices adopted by Owner for fire safety in the Building. No Alteration shall affect all or any part of any Class E Fire Alarm and Communication system installed in the Demised Premises, except that in connection with any such Alteration Tenant may relocate certain components of such system, provided (i) such relocation shall be performed in a manner first approved by Owner, (ii) the new location of any such component shall be first approved by Owner, (iii) prior to any such relocation Tenant shall submit to Owner detailed plans and specifications therefor which shall be first approved by Owner and (iv) Owner shall have the election of relocating such components either by itself or by its contractors, in which event all expenses incurred by Owner shall be reimbursed by Tenant upon demand of Owner, as additional rent.

     Section 3.05. Asbestos or Other Hazardous Material: A. Notwithstanding anything to the contrary contained in this Lease, if any Legal Requirements require that any asbestos or other hazardous material contained in or about the Demised Premises be removed or dealt with in any particular manner, and provided that Tenant is not obligated to so remove or deal with such asbestos or other hazardous material as set forth in Subsection B of this Section 3.05, then it shall be Owner's obligation, at Owner's expense, to remove or so deal with such asbestos or other hazardous material in accordance with such Legal Requirements.

     B. Notwithstanding the provisions of subsection A of this Section, in the event that (i) any work performed by Owner in order to remove or otherwise deal with any asbestos or other hazardous materials contained in or about the Demised Premises pursuant to the provisions of subsection A of this Section is disturbed or damaged by Tenant or any person claiming through or under Tenant (other than disruption or damage caused in connection with Alterations to the Demised Premises which have been approved by Owner), or (ii) any asbestos or other hazardous material is installed in the Demised Premises by or on behalf of Tenant, or any person claiming through or under Tenant, then Owner shall have no responsibility in connection therewith and no obligation to perform any work with respect thereto, but it shall be Tenant's obligation, at Tenant's expense, to remove or so deal with such asbestos or other hazardous material in accordance with all applicable Legal Requirements. Any work required to be performed by Tenant pursuant to the provisions of the foregoing sentence is referred to as the "Compliance Work". In the event Tenant is required to perform any Compliance Work then, notwithstanding anything to the contrary contained in this subsection B, Owner, at Owner's election, shall have the option to itself perform any Compliance Work and, in such event, Tenant shall pay to Owner all of Owner's costs in connection therewith within ten (10) days next following the rendition of a written statement thereof by Owner to Tenant.

     Section 3.06. Dispute Resolution: Any dispute with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to the provisions of Section 3.01 with respect to which request Owner has agreed, in such Section not unreasonably to withhold such consent or approval, shall be determined by arbitration in accordance with the provisions of Article 36.

     Section 3.07. Fire Alarm and Communication System Connection Fees: Tenant acknowledges that on or about the Commencement Date, Tenant shall be required to enter into and maintain a maintenance contract with the fire safety contractor selected by Owner to provide service to and maintain the fire safety systems installed throughout the Building (which, as of the date hereof, is Mutual Alarm), which contract shall cover the fire safety system and equipment which Tenant installs in the Demised Premises. As part of Owner's Initial Work, Owner shall purchase and connect to the Building Class E Fire Alarm and Communication system those fire alarm devices necessary to comply with all applicable Legal Requirements in effect as of the date hereof (such work to be performed by Owner is referred to as "Owner's Class E Work"). Notwithstanding anything contained in this Lease to the contrary, in the event that Tenant, pursuant to the provisions of this Lease, including, but not limited to, the provisions of this Article 3 and Article 6, at Tenant's election or as required by applicable Legal Requirements or otherwise, connects any additional equipment to any Class E Fire Alarm and Communication system installed in the Demised Premises (other than the equipment initially installed by Owner as part of Owner's Class E Work), then Tenant shall bear the full cost and expense of such installation and Owner shall not be obligated to reimburse Tenant for any costs relating thereto, which costs and expense shall include, without limitation, payment to Owner as a one (1) time connection fee the following sums set forth opposite the equipment listed below (which sums shall be subject to increases due to increases in the cost to Owner of operating and maintaining such Class E Fire Alarm and Communication system over such costs on the date of this Lease):

   A. Speakers in excess of 4 per floor of the
      Demised Premises (or if the Demised Premises
      contain less than one (1) floor, in excess          $500.00 per device
      of four in the Demised Premises)

   B. Strobe Lights (single unit)                         $100.00 per device

   C. Combination Speaker/Strobe
      light                                               $250.00 per device

   D. Duct Detectors (supplementary
      air conditioning systems)                           $500.00 per point

   E. Smoke Detectors (multi-purpose) $500.00 per point

   F. Preaction Sprinkler System:
                                waterflow                 $500.00 per point
                                tamper                    $500.00 per point

   G. Warden Phone (additional) $1,000.00 per unit

   H. Fail Safe Door Release                              $250.00 per connection

                                   ARTICLE 4
                            OWNERSHIP OF IMPROVEMENTS

     Section 4.01. General Rights of Owner and Tenant: All appurtenances, fixtures, improvements, additions and other property attached to or installed in the Demised Premises, whether by Owner or Tenant or others, and whether at Owner's expense, or Tenant's expense, or the joint expense of Owner and Tenant, shall be and remain the property of Owner, except that any such fixtures, improvements, additions and other property installed at the sole expense of Tenant with respect to which Tenant has not been granted any credit or allowance by Owner, and which are removable without material damage to the Demised Premises shall be and remain the property of Tenant and are referred to as "Tenant's Personal Property". Any replacements of any property of Owner, whether made at Tenant's expense or otherwise, shall be and remain the property of Owner.


                                   ARTICLE 5
                                    REPAIRS

     Section 5.01. Tenant's Repair Obligations: A. Tenant shall take good care of the Demised Premises (including, but not limited to, any Class E Fire Alarm and Communication system) and, at Tenant's sole cost and expense, shall make all repairs and replacements, structural and otherwise, ordinary and extraordinary, foreseen and unforeseen as and when needed to preserve the Demised Premises (including, but not limited to, any Class E Fire Alarm and Communication system) in good and safe working order and in first class repair and condition, except that Tenant shall not be required to make any structural repairs or structural replacements to the Demised Premises unless necessitated or occasioned by the acts, omissions or negligence of Tenant or any person claiming through or under Tenant or any of their servants, employees, contractors, agents, visitors or licensees, or by the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or any such person. For the purposes of this Article, any repairs or work involving asbestos or other hazardous materials (except to the extent the same is the obligation of owner pursuant to Section 3.05) and the Americans With Disabilities Act and any successor laws of like import shall be deemed to be non-structural repairs or replacements. Without affecting Tenant's obligations set forth in the preceding sentence, Tenant, at Tenant's sole cost and expense, shall also (i) make all repairs and replacements, and perform all maintenance as and when necessary, to the lamps, tubes, ballasts, and starters in the lighting fixtures installed in the Demised Premises, (ii) make all repairs and replacements, as and when necessary, to Tenant's Personal Property and to any Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant, and (iii) if the Demised Premises shall include any space on any ground, street, mezzanine or basement floor in the Building, make all replacements, as and when necessary, to all windows and plate and other glass in, on or about such space, and obtain and maintain, throughout the Demised Term, plate glass insurance policies issued by companies, and in form and amounts, satisfactory to Owner, in which Owner, its agents and any lessor under any ground or underlying lease shall be named as parties insured, and (iv) perform all maintenance and make all repairs and replacements, as and when necessary, to any air conditioning equipment, private elevators, escalators, conveyors or mechanical systems (other than the Building's standard equipment and systems) which may be installed in the Demised Premises by Owner, Tenant or others. However, the provisions of the foregoing sentence shall not be deemed to give to Tenant any right to install air conditioning equipment, elevators, escalators, conveyors or mechanical systems. All repairs and replacements made by or on behalf of Tenant or any person claiming through or under Tenant shall be made and performed in conformity with, and subject to the provisions of Article 3 and shall be at least equal in quality and class to the original work or installation. The necessity for, and adequacy of, repairs and replacements pursuant to this Article 5 shall be measured by the standard which is appropriate for first class office buildings of similar construction and class in Nassau County, State of New York.

     B. Notwithstanding anything to the contrary contained in this Lease, the Demised Premises initially leased on the Commencement Date shall contain a sprinkler system. In addition, notwithstanding the terms and conditions of Subsection A above, but subject to the terms and conditions of this Subsection B, with respect to all periods prior to the date, if any, upon which Tenant shall perform Alterations to, or Alterations which shall affect, the sprinkler system in the Demised Premises (the "Pre-Alteration Period"), Owner, at Owner's expense, shall perform routine maintenance of, and shall repair and replace if necessary, said sprinkler system and Tenant shall not be required to do the same; provided, however, that from and after the date upon which Tenant shall make any Alterations to, or Alterations which shall affect, the sprinkler system in the Demised Premises, the foregoing provisions of this sentence shall no longer be applicable and Tenant shall have all of the obligations set forth in Subsection A above. In the event, however, that during the Pre-Alteration Period, any maintenance, repairs or replacements to the sprinkler system shall be necessitated or occasioned by the acts, omissions or negligence of Tenant or any person claiming through or under Tenant or any of their servants, employees, contractors, agents, visitors or licensees, or by the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or any such person, then Owner shall perform the same at Tenant's sole cost and expense and Tenant shall reimburse Owner for the costs of the same within thirty (30) days after demand therefor, or, at Owner's election, Tenant shall perform such maintenance, repairs or replacement at Tenant's sole cost and expense. Owner shall also perform inspections of said sprinkler system as and when required by Legal Requirements and Tenant shall give Owner reasonable access to perform such repairs, replacements, maintenance and inspections. Any such sprinkler system, and any replacements thereof, whether made at Tenant's expense or Owner's expense, shall be deemed the property of Owner.


                                   ARTICLE 6
                              COMPLIANCE WITH LAWS

     Section 6.01. General Covenants: Tenant, at Tenant's sole cost and expense, shall comply with all Legal Requirements (hereinafter defined) which shall impose any duty upon Owner or Tenant with respect to the Demised Premises or the use or occupation thereof, including, but not limited to, any requirement that asbestos or other hazardous material be removed or dealt with in any particular manner (except to the extent the same is the obligation of owner pursuant to
Section 3.05), except that Tenant shall not be required to make any structural Alterations in order so to comply unless such Alterations shall be necessitated or occasioned, in whole or in part, by the acts, omissions, or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees, or by the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or by any such person. For all purposes of this Lease the term "Legal Requirements"
shall mean all present and future laws, codes, ordinances, statutes, requirements, orders and regulations, ordinary and extraordinary, foreseen and unforeseen (including, but not limited to, the New York State Energy Conservation Construction Code, and the Americans with Disabilities Act, and any successor laws of like import) of any Governmental Authority (hereinafter defined) and all directions, requirements, orders and notices of violations thereof. For all purposes of this Lease, the term "Governmental Authority" shall mean the United States of America, the State of New York, the County of Nassau, the Town of Hempstead, the Village of Lynbrook, any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, having jurisdiction over Owner, Tenant, this Lease or the Real Property or any portion thereof. Any work or installations made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to the provisions of this Article shall be made in conformity with, and subject to the provisions of Article 3. For the purposes of this Article, any requirement that any asbestos or other hazardous material be removed or dealt with in any particular manner (except to the extent the same is the obligation of owner pursuant to Section 3.05) or any Alterations required to comply with the Americans With Disabilities Act and any successor laws of like import shall be deemed to be a non-structural Alteration. Compliance with any requirement regarding asbestos or other hazardous material shall be made in conformity with the provisions of Section 3.05.

     Section 6.02. Tenant's Compliance with Owner's Fire Insurance: Tenant shall not do anything, or permit anything to be done, in or about the Demised Premises which shall (i) invalidate or be in conflict with the provisions of any fire and/or other insurance policies covering the Building or any property located therein, or (ii) result in a refusal by fire insurance companies of good standing to insure the Building or any such property in amounts reasonably satisfactory to Owner, or (iii) subject Owner to any liability or responsibility for injury to any person or property by reason of any business operation being conducted in the Demised Premises, or (iv) cause any increase in the fire insurance rates applicable to the Building or property located therein at the beginning of the Demised Term or at any time thereafter. Tenant, at Tenant's expense, shall comply with all present and future rules, orders, regulations and/or requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body and the issuer of any insurance obtained by Owner covering the Building and/or the Real Property, whether ordinary or extraordinary, foreseen or unforeseen, including, but not limited to, the installation and maintenance of a sprinkler system to serve the Demised Premises or any part thereof, any requirement that asbestos or other hazardous material be removed or dealt with in any particular manner and any requirement of the Americans With Disabilities Act or any successor laws of like import.

     Section 6.03. Fire Insurance Rates: In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make up" of rates applicable to the Building or property located therein issued by the New York Fire Insurance Rating Organization, or other similar body fixing such fire insurance rates, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the Building or property located therein.


                                   ARTICLE 7
                         SUBORDINATION, ATTORNMENT, ETC.

     Section 7.01. Lease Subordination: This Lease and all rights of Tenant under this Lease are, and shall remain, unconditionally subject and subordinate in all respects to all ground and underlying leases now or hereafter in effect affecting the Real Property or any portion thereof and to all mortgages which may now or hereafter affect such leases or the Real Property, and to all advances made or hereafter to be made under such mortgages, and to all renewals, modifications, consolidations, correlations, replacements and extensions of, and substitutions for, such leases and mortgages (such leases as above described are referred to herein collectively as the "Superior Lease" and such mortgages as above described are referred to herein collectively as the "Mortgage"). The foregoing provisions of this Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate or other instrument which Owner, or any lessor under any Superior Lease, or any holder of any Mortgage may request, and in the event Tenant fails to execute and deliver any such certificate or other instrument within fifteen (15) days after Owner's or such lessor's or holder's request therefor, Tenant hereby, irrevocably constitutes and appoints Owner and all such lessors and holders, acting jointly or severally, as Tenant's agent and attorney-in-fact to execute any such certificate or other instrument for or on behalf of Tenant. If, in connection with obtaining financing with respect to the Building, the Real Property, or the interest of the lessee under any Superior Lease, any recognized lending institution shall request reasonable modifications of this Lease as a condition of such financing, Tenant covenants not unreasonably to withhold or delay its agreement to such modifications, provided that such modifications do not materially increase the obligations, or materially and adversely affect the rights, of Tenant under this Lease. No act or failure to act on the part of Owner which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Owner's act or failure to act to the holder or holders of any Mortgage and/or the lessor under any Superior Lease of whom Tenant has been given written notice, specifying the act or failure to act on the part of Owner which could or would give basis to Tenant's rights; and (ii) the holder or holders of such Mortgage and/or the lessors under any Superior Lease, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this sentence shall be deemed to impose any obligation on any such holder or lessor to correct or cure any such condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the Building if any such holder or lessor elects to do so (provided such holder or lessor institutes proceedings to obtain possession within a reasonable time after notice from Tenant pursuant to the foregoing provisions and conducts such proceedings with reasonable diligence) and a reasonable time after so obtaining possession to correct or cure the condition if such condition is determined to exist (provided such holder or lessor commences said cure within ten (10) days after obtaining possession and prosecutes the work required to cure with reasonable diligence).

     Section 7.02. Tenant Attornment: If, at any time prior to the expiration of the Demised Term, any Superior Lease under which Owner then shall be the lessee shall terminate or be terminated for any reason, or the holder of any Mortgage comes into possession of the Real Property or the Building or the estate created by any Superior Lease by a receiver or otherwise, Tenant agrees, at the election and upon demand of any owner of the Real Property, or of the holder of any Mortgage so in possession, or of any lessee under any Superior Lease covering the premises which include the Demised Premises, to attorn, from time to time, to any such owner, holder, or lessee, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease, provided that such owner, holder or lessee, as the case may be, shall then be entitled to possession of the Demised Premises. The provisions of this Section shall inure to the benefit of any such owner, holder, or lessee, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any Superior Lease, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such owner, holder, or lessee, agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this Section, satisfactory to any such owner, holder, or lessee, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such owner, holder, or lessee. Notwithstanding anything to the contrary set forth in this Article no such owner, holder or lessee shall (i) be bound by any payment of any installment of Fixed Rent or increases therein or any additional rent which may have been made more than thirty (30) days before the due date of such installment, (ii) be bound by any amendment or modification to this Lease which is made without its consent, (iii) be required to account for any security deposit other than any security deposit actually delivered to it, (iv) be liable for any previous act or omission of Owner under this Lease, or (v) be subject to any credit or offset, not expressly provided for in this Lease, which theretofore shall have accrued to Tenant against Owner.

     Section 7.03. Tenant Estoppel Certificate: From time to time, within fifteen (15) days next following Owner's request, Tenant shall deliver to Owner a written statement executed and acknowledged by Tenant, in form reasonably satisfactory to Owner, (i) stating that this Lease is then in full force and effect and has not been modified (or if modified, setting forth the specific nature of all modifications), and (ii) setting forth the date to which the Fixed Rent has been paid, and (iii) stating whether or not, to the best knowledge of Tenant, Owner is in default under this Lease, and, if Owner is in default, setting forth the specific nature of all such defaults and (iv) stating that Tenant has accepted and occupied the Demised Premises and all improvements required to be made by Owner pursuant to the provisions of this Lease, have been made, if such be the case and (v) setting forth any additional information reasonably requested by Owner. Tenant acknowledges that any statement delivered pursuant to this Section may be relied upon by any purchaser or owner of the Building, or of the Real Property, or any part thereof, or of Owner's interest in the Building or the Real Property or any Superior Lease, or by the holder of any Mortgage, or by any assignee of the holder of any Mortgage, or by any lessor under any Superior Lease.

     Section 7.04. Owner Assignment of Lease and Rents: If Owner assigns its interest in this Lease, or the rents payable hereunder, to the holder of any Mortgage or the lessor under any Superior Lease, whether the assignment shall be conditional in nature or otherwise, Tenant agrees that (a) the execution thereof by Owner and the acceptance by such holder or lessor shall not be deemed an assumption by such holder or lessor of any of the obligations of the Owner under this Lease unless such holder or lessor shall, by written notice sent to Tenant, specifically otherwise elect; and (b) except as aforesaid, such holder or lessor shall be treated as having assumed Owner's obligations hereunder only upon the foreclosure of such holder's Mortgage or the termination of such lessor's Superior Lease and the taking of possession of the Demised Premises by such holder or lessor, as the case may be.


                                   ARTICLE 8
                               PROPERTY LOSS, ETC.

                  Section 8.01. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Owner nor Owner's agents shall be liable for any loss of or damage to any such property by theft or otherwise. Neither (i) the performance by Owner, Tenant or others of any decorations, repairs, alterations, additions or improvements in or to the Building or the Demised Premises, nor (ii) the failure of Owner or others to make any such decorations, repairs, alterations, additions or improvements, nor (iii) any damage to the Demised Premises or to the property of Tenant, nor any injury to any persons, caused by other tenants or persons in the Building, or by operations in the construction of any private, public or quasi-public work, or by any other cause, nor (iv) any latent defect in the Building or in the Demised Premises, nor (v) any temporary or permanent closing, darkening or bricking up of any windows of the Demised Premises for any reason whatsoever including, but not limited to, Owner's own acts, nor (vi) any inconvenience or annoyance to Tenant or injury to or interruption of Tenant's business by reason of any of the events or occurrences referred to in the foregoing subdivisions (i) through (v), shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, or any lessor under any Superior Lease, other than such liability as may be imposed upon Owner by law for Owner's negligence or the negligence of Owner's agents, servants or employees in the operation or maintenance of the Building or for the breach by Owner of any express covenant of this Lease on Owner's part to be performed. Tenant's taking possession of the Demised Premises shall be conclusive evidence, as against Tenant, that, at the time such possession was so taken, the Demised Premises and the Building were in good and satisfactory condition.


                                   ARTICLE 9
                       DESTRUCTION-FIRE OR OTHER CASUALTY

     Section 9.01. Owner's Repair Obligations: If the Demised Premises shall be damaged by fire or other casualty and if Tenant shall give prompt notice to Owner of such damage, Owner, at Owner's expense, shall repair such damage. However, Owner shall have no obligation to repair any damage to, or to replace, Tenant's Personal Property or any other property or effects of Tenant. Except as otherwise provided in Section 9.03, if the entire Demised Premises shall be rendered untenantable by reason of any such damage, the Fixed Rent shall abate for the period from the date of such damage to the date when such damage shall have been repaired, and if only a part of the Demised Premises shall be so rendered untenantable, the Fixed Rent shall abate for such period in the proportion which the area of the part of the Demised Premises so rendered untenantable bears to the total area of the Demised Premises. However, if, prior to the date when all of such damage shall have been repaired, any part of the Demised Premises so damaged shall be rendered tenantable and shall be used or occupied by Tenant or any person or persons claiming through or under Tenant, then the amount by which the Fixed Rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired. Further, should Owner, at its sole option, make available to Tenant, during the period of such repair, other space in the Building which is reasonably suitable for the temporary carrying on of Tenant's business, the Fixed Rent (as equitably adjusted to reflect any difference in the square footage of such space as compared to the Demised Premises) shall be reinstated with respect to such temporarily occupied space and shall be payable by Tenant from the date such space is occupied by Tenant. Tenant hereby expressly waives the provisions of Section 227 of the New York Real Property Law, and of any successor law of like import then in force, and Tenant agrees that the provisions of this Article shall govern and control in lieu thereof. Notwithstanding the foregoing provisions of this Section, if, prior to or during the Demised Term, (i) the Demised Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, and if Owner shall decide not to restore the Demised Premises, or (ii) the Building shall be so damaged by fire or other casualty that, in Owner's opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Demised Premises shall have been damaged or rendered untenantable), then, in any of such events, Owner, at Owner's option, may give to Tenant, within ninety (90) days after such fire or other casualty, a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, the Fixed Rent shall be apportioned as of such date and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

     Section 9.02. Owner's Subrogation Waiver Provisions: Owner shall attempt to obtain and maintain, throughout the Demised Term, in Owner's fire insurance policies covering the Building, provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occurring to the Building. In the event that at any time Owner's fire insurance carriers shall exact an additional premium for the inclusion of such or similar provisions, Owner shall give Tenant notice thereof. In such event, if Tenant agrees, in writing, to reimburse Owner for such additional premium for the remainder of the Demised Term, Owner shall require the inclusion of such or similar provisions by Owner's fire insurance carriers. As long as such or similar provisions are included in Owner's fire insurance policies then in force, Owner hereby waives
(i) any obligation on the part of Tenant to make repairs to the Demised Premises necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (ii) any right of recovery against Tenant, any other permitted occupant of the Demised Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time Owner's fire insurance carriers shall not include such or similar provisions in Owner's fire insurance policies, the waivers set forth in the foregoing sentence shall, upon notice given by Owner to Tenant, be deemed of no further force or effect.

     Section 9.03. Tenant Negligence: Except to the extent expressly provided in
Section 9.02, nothing contained in this Lease shall relieve Tenant of any liability to Owner or to its insurance carriers which Tenant may have under law or the provisions of this Lease in connection with any damage to the Demised Premises or the Building caused by fire or other casualty. Notwithstanding the provisions of Section 9.01, if any such damage, occurring after any date when the waivers set forth in Section 9.02 are no longer in force and effect, is due to the fault or neglect of Tenant, any person claiming through or under Tenant, or any of their servants, employees, agents, contractors, visitors or licensees, then there shall be no abatement of Fixed Rent by reason of such damage.

     Section 9.04. Tenant Subrogation Waiver Provisions: Tenant acknowledges that it has been advised that Owner's insurance policies do not cover Tenant's Personal Property or any other property of Tenant in the Demised Premises; accordingly, it shall be Tenant's obligation to obtain and maintain insurance covering its property in the Demised Premises and loss of profits including, but not limited to, water damage coverage and business interruption insurance. Tenant shall attempt to obtain and maintain, throughout the Demised Term, in Tenant's fire and other insurance policies covering Tenant's Personal Property and other property of Tenant in the Demised Premises, and Tenant's use and occupancy of the Demised Premises, and/or Tenant's profits (and shall cause any other permitted occupants of the Demised Premises to attempt to obtain and maintain, in similar policies), provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time the fire insurance carriers issuing such policies shall exact an additional premium for the inclusion of such or similar provisions, Tenant shall give Owner notice thereof. In such event, if Owner agrees, in writing, to reimburse Tenant or any person claiming through or under Tenant, as the case may be, for such additional premium for the remainder of the Demised Term, Tenant shall require the inclusion of such or similar provisions by such insurance carriers. As long as such or similar provisions are included in such insurance policies then in force, Tenant hereby waives (and agrees to cause any other permitted occupants of the Demised Premises to execute and deliver to Owner written instruments waiving) any right of recovery against Owner, any lessors under any Superior Leases, the holders of any Mortgage, and all other tenants or occupants of the Building, and any servants, employees, agents or contractors of Owner, or of any such lessor, or holder or any such other tenants or occupants, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time such insurance carriers shall not include such or similar provisions in any such insurance policy, the waiver set forth in the foregoing sentence (or in any written instrument executed by any other permitted occupant of the Demised Premises) shall, upon notice given by Tenant to Owner, be deemed of no further force or effect with respect to any insured risks under such policy from and after the giving of such notice. During any period while any such waiver of right of recovery is in effect, Tenant, or any other permitted occupant of the Demised Premises, as the case may be, shall look solely to the proceeds of such policies to compensate Tenant or such other permitted occupant for any loss occasioned by fire or other casualty which is an insured risk under such policies.

     Section 9.05. Tenant's Termination Right: A. Supplementing the provisions of Section 9.01, in the event that (a) the Demised Premises or Building shall be damaged by fire or other casualty and Tenant shall be unable to use all or a material portion of the Demised Premises as a result of such damage and (b) Owner shall not exercise the right to terminate this Lease in accordance with the provisions of Section 9.01 and shall, accordingly, be obligated to repair any such damage, then, if such damage is not repaired within eighteen (18) months immediately following the date of such fire or other casualty (such eighteen (18) month period, as the same may be extended as provided in Subsection B of this Section 9.05 to reflect the time frame set forth in the Estimate Notice [as hereinafter defined], is referred to as the "Restoration Period"), then Tenant shall have the following options:

          (i) to give to Owner within ten (10) days next following the expiration of the Restoration Period a thirty (30) days' notice of termination of this Lease, or

          (ii) to extend the Restoration Period for a further period of six (6) months by notice given to Owner within ten (10) days after the expiration of the initial Restoration Period. In the event Tenant shall have given such notice to Owner extending the initial Restoration Period and if such damage is not repaired by Owner within any extended Restoration Period, Tenant shall have the options to (a) further extend the Restoration Period for further successive periods of six (6) months, by notice given to Owner within ten (10) days after the expiration of any extended Restoration Period or (b) to give Owner, within ten (10) days after the expiration of any such extended Restoration Period, a thirty (30) days' notice of termination of this Lease.

     B. Notwithstanding anything to the contrary contained in the provisions of Subsection A of this Section 9.05, in the event (a) the Demised Premises or Building shall be damaged by fire or other casualty and Tenant shall be unable to use the Demised Premises as a result of such damage and (b) Owner shall not exercise the right to terminate this Lease in accordance with the provisions of
Section 9.01, and (c) Owner, in Owner's opinion, shall determine that the repair of such damage to the Demised Premises or Building will reasonably require a period longer than eighteen (18) months, Owner may within one hundred twenty
(120) days after the date of such fire or casualty, give a notice to Tenant extending the initial Casualty Restoration Period to the date upon which Owner estimates that such repair to the Demised Premises or Building shall be completed. In the event Owner shall give such a notice under this Subsection B, then, the initial Casualty Restoration Period set forth in Paragraph A of this
Section 9.05, shall be so extended and (b) Tenant shall have the further option to give to Owner a five (5) days' notice of termination of this Lease within ten
(10) days next following the giving of such notice under this Subsection B by Owner to Tenant extending the initial Casualty Restoration Period.

     C. In the event that Tenant shall fail to give any such notice of termination within the time periods set forth in this Section 9.05, time being of the essence with respect thereto, Tenant shall be deemed to have given Owner a notice extending the Restoration Period. Any thirty (30) days' notice of termination given by Tenant pursuant to the provisions of this Section 9.05 beyond the applicable period provided herein, time being of the essence, shall be void and of no force and effect.

     D. In the event that Tenant shall give to Owner within the applicable time periods set forth in the foregoing provisions of this Section, a thirty (30) days' notice of termination of this Lease, then this Lease and the Demised Term shall come to an end and expire upon the expiration of said thirty (30) days with the same effect as if the date of expiration of said thirty (30) days were the Expiration Date of this Lease, the Fixed Rent and all increases thereof and any additional rent shall be apportioned as of the casualty date, and any prepaid portion of Fixed Rent and all increases thereof and any additional rent for any period after such date shall be refunded by Owner to Tenant.

     E. Nothing contained in the foregoing provisions of this Section 9.05 shall be deemed to affect the rights of Owner to give to Tenant a five (5) days' notice of termination of this Lease in accordance with the provisions of Section 9.01.

     F. Notwithstanding anything to the contrary contained in this Section 9.05, in the event that the damage caused by any such fire or other casualty shall solely affect the Demised Premises and shall not affect any portion of the

Building outside of the Demised Premises, then, in such case, the Restoration Period shall be reduced to a period equal to nine (9) months next following the date of such fire or other casualty.


                                   ARTICLE 10
                                 EMINENT DOMAIN

     Section 10.01. Taking of the Demised Premises: If the whole of the Demised Premises shall be acquired for any public or quasi-public use or purpose, whether by condemnation or by deed in lieu of condemnation, this Lease and the Demised Term shall end as of the date of the vesting of title with the same effect as if said date were the Expiration Date. If only a part of the Demised Premises shall be so acquired or condemned then, except as otherwise provided in this Section, this Lease and the Demised Term shall continue in force and effect but, from and after the date of the vesting of title, the Fixed Rent shall be reduced in the proportion which the area of the part of the Demised Premises so acquired or condemned bears to the total area of the Demised Premises immediately prior to such acquisition or condemnation. If only a part of the Real Property shall be so acquired or condemned, then (i) whether or not the Demised Premises shall be affected thereby, Owner, at Owner's option, may give to Tenant, within sixty (60) days next following the date upon which Owner shall have received notice of vesting of title, a five (5) days' notice of termination of this Lease, and (ii) if the part of the Real Property so acquired or condemned shall contain more than ten (10%) percent of the total area of the Demised Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the Demised Premises, Tenant, at Tenant's option, may give to Owner, within sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title, a five (5) days' notice of termination of this Lease. In the event any such five (5) days' notice of termination is given, by Owner or Tenant, this Lease and the Demised Term shall come to an end and expire upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date. If a part of the Demised Premises shall be so acquired or condemned and this Lease and the Demised Term shall not be terminated pursuant to the foregoing provisions of this Section, Owner, at Owner's expense, shall restore that part of the Demised Premises not so acquired or condemned to a self-contained rental unit. In the event of any termination of this Lease and the Demised Term pursuant to the provisions of this Section, the Fixed Rent shall be apportioned as of the date of such termination and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

     Section 10.02. Condemnation Award or Claims: In the event of any such acquisition or condemnation of all or any part of the Real Property, Owner shall be entitled to receive the entire award for any such acquisition or condemnation, Tenant shall have no claim against Owner or the condemning authority for the value of any unexpired portion of the Demised Term and Tenant hereby expressly assigns to Owner all of its right in and to any such award. Nothing contained in this Section shall be deemed to prevent Tenant from making a claim in any condemnation proceedings for the value of any items of Tenant's Personal Property which are compensable, in law, as trade fixtures.


                                   ARTICLE 11
                            ASSIGNMENT AND SUBLETTING

     Section 11.01. General Covenant: Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, covenants that, without the prior consent of Owner in each instance, it shall not (i) assign whether by merger, consolidation or otherwise, mortgage or encumber its interest in this Lease, in whole or in part, or (ii) sublet, or permit the subletting of, the Demised Premises or any part thereof, or (iii) permit the Demised Premises or any part thereof to be occupied, or used for desk space, mailing privileges or otherwise, by any person other than Tenant. The sale, pledge, transfer or other alienation of (a) any of the issued and outstanding capital stock of any corporate Tenant (unless such stock is publicly traded on a recognized security exchange or over-the counter market) or (b) any interest in any partnership, limited liability company or joint venture or other business entity comprising Tenant, however accomplished, directly or indirectly, and whether in a single transaction or in a series of related and/or unrelated transactions, shall be deemed for the purposes of this Section as an assignment of this Lease which shall require the prior consent of Owner in each instance.

     Section 11.02. Owner's Rights Upon Assignment: If Tenant's interest in this Lease is assigned, whether or not in violation of the provisions of this Article, Owner may collect rent from the assignee; if the Demised Premises or any part thereof are sublet to, or occupied by, or used by, any person other than Tenant, whether or not in violation of this Article, Owner, after default by Tenant under this Lease, may collect rent from the subtenant, user or occupant. In either case, Owner shall apply the net amount collected to the rents reserved in this Lease, but neither any such assignment, subletting, occupancy, or use, whether with or without Owner's prior consent, nor any such collection or application, shall be deemed a waiver of any term, covenant or condition of this Lease or the acceptance by Owner of such assignee, subtenant, occupant or user as tenant. The consent by Owner to any assignment, subletting, occupancy or use shall not relieve Tenant from its obligation to obtain the express prior consent of Owner to any further assignment, subletting, occupancy or use. If this Lease is assigned to any person or entity pursuant to any proceeding of the type referred to in Subsections 16.01(c) and 16.01(d), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Owner, shall be and remain the exclusive property of Owner and shall not constitute property of Tenant or of the estate of Tenant within the meaning of any proceeding of the type referred to in Subsections 16.01(c) and 16.01(d). Any and all monies or other considerations constituting Owner's property under the preceding sentence not paid or delivered to Owner shall be held in trust for the benefit of Owner and shall be promptly paid to or turned over to Owner. Any person or entity to which this Lease is assigned pursuant to any proceeding of the type referred to in Subsections 16.01(c) and 16.01(d) shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall execute and deliver to Owner upon demand an instrument confirming such assumption. The listing of any name other than that of Tenant on any door of the Demised Premises or on any directory or in any elevator in the Building, or otherwise, shall not operate to vest in the person so named any right or interest in this Lease or in the Demised Premises, or the Building, or be deemed to constitute, or serve as a substitute for, any prior consent of Owner required under this Article, and it is understood that any such listing shall constitute a privilege extended by Owner which shall be revocable at Owner's will by notice to Tenant. Tenant agrees to pay to Owner reasonable counsel fees incurred by Owner in connection with any proposed assignment of Tenant's interest in this Lease or any proposed subletting of the Demised Premises or any part thereof. Neither any assignment of Tenant's interest in this Lease nor any subletting, occupancy or use of the Demised Premises or any part thereof by any person other than Tenant, nor any collection of rent by Owner from any person other than Tenant as provided in this Section, nor any application of any such rent as provided in this Section shall, in any circumstances, relieve Tenant of its obligation fully to observe and perform the terms, covenants and conditions of this Lease on Tenant's part to be observed or performed.

     Section 11.03. Sublet Rights: A. (1) As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, Owner agrees not to unreasonably withhold Owner's prior consent to a subletting by Tenant of the entire Demised Premises to one
(1) subtenant for undivided occupancy by such subtenant, for the use expressly permitted in this Lease.

     (2) Without Owner's prior consent, Tenant shall not (a) negotiate or enter into a proposed subletting with any tenant, subtenant or occupant of any space in the Building or (b) list or otherwise publicly advertise the Demised Premises or any part thereof for subletting at a rental lower than the higher of (i) the Fixed Rent then in effect under this Lease, or (ii) the rental at which the Owner is then offering to rent comparable space in the Building.

     (3) At least sixty (60) days prior to any proposed subletting, Tenant shall submit to Owner a statement (the "Proposed Sublet Statement") containing the name and address of the proposed subtenant, the nature of the proposed subtenant's business and its current financial status, if such status is obtained by Tenant, and all of the principal terms and conditions of the proposed subletting including, but not limited to, the proposed commencement and expiration dates of the term thereof.

     (4) Owner may arbitrarily withhold consent to a proposed subletting if, (a) in Owner's reasonable judgment, the occupancy of the proposed subtenant will tend to impair the character or dignity of the Building or impose any additional burden upon Owner in the operation of the Building, or (b) the proposed subtenant shall be a person or entity with whom Owner is then negotiating or discussing to lease space in the Building or (c) the proposed sublet rent is less than the fair rental value of the Demised Premises.

     (5) In the event of any dispute between Owner and Tenant as to the reasonableness of Owner's failure or refusal to consent to any subletting, such dispute shall be submitted to arbitration in accordance with the provisions of
Article 36.

     (6) Any Sublease consented to by Owner must conform to the information contained in the Proposed Sublet Statement and shall expressly provide that (a) the subtenant shall obtain the provisions in its insurance policies to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty which is an insured risk under such policies, as set forth in Section 9.04, (b) in the event of the termination, re-entry or dispossess of Tenant by Owner under this Lease, Owner may, at its option, take over all of the right, title and interest of Tenant, as sublessor under the sublease, and such subtenant shall, at Owner's option, attorn to Owner pursuant to the then executory provisions of such sublease, except that Owner shall not (i) be liable for any previous act or omission of Tenant under such sublease, (ii) be subject to any offset which accrued to such subtenant against Tenant, (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's rent unless such modification or prepayment was previously approved by Owner, (iv) be bound by any covenant to undertake or complete any construction of the premises, or any portion thereof, demised by such sublease and (v) be bound by any obligation to make any payment to or on behalf of the subtenant, except for services, repairs, maintenance and restoration provided for under the sublease to be performed after the date of such termination, re-entry or dispossess by Owner under this Lease and to which Owner is expressly required to perform under this Lease with respect to the subleased space at Owner's expense, it being expressly understood, however, that Owner shall not be bound by any obligation to make payment to or on behalf of a subtenant with respect to construction performed by or on behalf of such subtenant in the subleased premises. Tenant shall reimburse Owner on demand for any costs or expense that may be incurred by Owner's review of any Proposed Sublet Statement or in connection with any sublease consented to by Owner, including, without limitation, any reasonable processing fee, reasonable attorneys' fees and disbursements and the reasonable costs of making investigations as to the acceptability of the proposed subtenant.

     B. Notwithstanding the foregoing provisions of this Section 11.03, Owner shall have the following rights with respect to each proposed subletting by
Tenant:

     (1) in the event Tenant proposes to sublet the Demised Premises, whether or not such subletting is for all or substantially all of the remainder of the Demised Term, Owner, at Owner's option, may give to Tenant, within sixty (60) days after the submission by Tenant to Owner of the Proposed Sublet Statement, a notice terminating this Lease on the date (referred to as the "Earlier Termination Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in the Proposed Sublet Statement, and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire on the Earlier Termination Date with the same effect as if it were the Expiration Date, the Fixed Rent shall be apportioned as of said Earlier Termination Date and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant; or

     (2) In the event Tenant proposes to sublet the Demised Premises for less than substantially all of the remainder of the Demised Term, Owner, at Owner's option, may give to Tenant, within sixty (60) days after the submission by Tenant to Owner, of the Proposed Sublet Statement required to be submitted in connection with such proposed subletting, a notice electing to recapture the Demised Premises during the period (referred to as the "Recapture Period") commencing on the date (referred to as "Recapture Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in the Proposed Sublet Statement, and ending on the proposed expiration date of the term of the proposed subletting, as set forth in the Proposed Sublet Statement, and in the event such notice is given the following shall apply:

     (a) The Demised Premises shall be recaptured by Owner during the Recapture Period;

     (b) Tenant shall surrender the Demised Premises to Owner on or prior to the Recapture Date in the same manner as if said Date were the Expiration Date;

     (c) During the Recapture Period Tenant shall have no rights with respect to the Demised Premises nor any obligations with respect to the Demised Premises, including, but not limited to, any obligations to pay Fixed Rent or any increases therein or any additional rent, and any prepaid portion of Fixed Rent allocable to the Recapture Period shall be refunded by Owner to Tenant;

     (d) There shall be an equitable apportionment of any increase in the Fixed Rent pursuant to Article 23 for the Escalation Year and Tax Escalation Year (as defined in Article 23) in which said Recapture Date shall occur;

     (e) Upon the expiration of the Recapture Period, the Demised Premises, in its then existing condition, shall be deemed restored to Tenant and Tenant shall have all rights with respect to the Demised Premises which are set forth in this Lease and all obligations with respect to the Demised Premises which are set forth in this Lease, including, but not limited to, the obligations for the payment of Fixed Rent and any increases therein and any additional rent (as they would have been adjusted if Tenant occupied the Demised Premises during the Recapture Period) during the period (referred to as the "Recapture Restoration Period") commencing on the date next following the expiration of the Recapture Period and ending on the Expiration Date, except in the event that Owner is unable to give Tenant possession of the Demised Premises at the expiration of the Recapture Period by reason of the holding over or retention of possession of any tenant or other occupant, in which event (x) the Recapture Restoration Period shall not commence and the Demised Premises shall not be deemed available for Tenant's occupancy and Tenant shall not be required to comply with the obligations of Tenant under this Lease until the date upon which Owner shall give Tenant possession of the Demised Premises free of occupancies, (y) neither the Expiration Date nor the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby, and (z) Tenant waives any rights to rescind this Lease and to recover any damages which may result from the failure by Owner to deliver possession of the Demised Premises at the end of the Recapture Period; Owner agrees to institute, within thirty (30) days after the expiration of the Recapture Period, possession proceedings against any tenants and occupants who have not so vacated and surrendered all or any portions of the Demised Premises and agrees to prosecute such proceedings with reasonable diligence; and

     (f) There shall be an equitable apportionment of any increase in the Fixed Rent pursuant to Article 23 for the Escalation Year and Tax Escalation Year in which the Recapture Restoration Period shall commence.

At the request of Owner, Tenant shall execute and deliver an instrument or instruments, in form satisfactory to Owner, setting forth any modifications to this Lease contemplated in or resulting from the operation of the foregoing provisions of this Subsection 11.03; however, neither Owner's failure to request any such instrument nor Tenant's failure to execute or deliver any such instrument shall vitiate the effect of the foregoing provisions of this Section. The failure by Owner to exercise any option under this Section 11.03 with respect to any subletting shall not be deemed a waiver of such option with respect to any extension of such subletting or any subsequent subletting of the premises affected thereby or any other portion of the Demised Premises. Tenant shall indemnify Owner from all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees and disbursements, arising from any claims against Owner by any broker or other person, for a brokerage commission or other similar compensation in connection with any such proposed subletting, in the event (a) Owner shall (i) fail or refuse to consent to any proposed subletting, or (ii) exercise any of its options under this
Section 11.03, or (b) any proposed subletting shall fail to be consummated for any reason whatsoever.

     C. Tenant agrees that fifty (50%) percent of (1) any increase in the rental value of the Demised Premises over and above the Fixed Rent payable pursuant to the provisions of this Lease, as such Fixed Rent may be increased from time to time pursuant to the provisions of this Lease, and (2) any consideration paid to Tenant or any subtenant or other person claiming through or under Tenant in connection with an assignment of Tenant's interest in this Lease or the interest of any subtenant or other person claiming through or under Tenant under any sublease whether or not such assignment shall be effected with court approval in a proceeding of the types described in Subsection 16.01(c) or (d), or in any similar proceeding, or otherwise, shall accrue to the benefit of Owner and not to the benefit of Tenant, or of any subtenant or other person claiming through or under Tenant, or of the creditors of Tenant or of any such subtenant or other person claiming through or under Tenant. Accordingly, Tenant agrees that if Owner shall fail to exercise its option to sooner terminate this Lease or its option to recapture the Demised Premises in connection with any proposed subletting by Tenant, or if any subtenant or other person claiming through or under Tenant shall sublet all or any portion of the Demised Premises, Tenant shall pay to Owner a sum equal to fifty (50%) percent of any Subletting Profit, as such term is hereinafter defined. All rentals and other sums (including, but not limited to, sums payable for the sale or rental of any fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized [on a straight-line basis over the term of this Lease or, in the event of a further subletting, over the term of the initial sublease, as the case may be] cost thereof, which were provided and installed in the sublet premises at the sole cost and expense of Tenant or such subtenant or other person claiming through or under Tenant and for which no allowance or other credit has been given by Owner) payable by any subtenant to Tenant or to any subtenant or other person claiming through or under Tenant in connection with any subletting in excess of the Fixed Rent then payable by Tenant to Owner under this Lease are referred to, in the aggregate, as "Subletting Profit"; in computing any Subletting Profit it shall be deemed that the rental reserved under any such subletting shall commence to accrue as of the commencement of the term of such subletting even if such rental actually commences to accrue as of a date subsequent to such commencement and there shall be deducted a reasonable single brokerage commission, if any such commission shall be paid by Tenant or any such subtenant or other person claiming through or under Tenant in connection with such subletting which deduction for such reasonable single brokerage commission shall be amortized on a straight line basis over the entire term of such subletting. Owner and Tenant agree that if Tenant, or any subtenant or other person claiming through or under Tenant, shall assign or have assigned its interest as Tenant under this Lease or its interest as subtenant under any sublease as the case may be, whether or not such assignment shall be effected with court approval in a proceeding of the types described in Subsections 16.01(c) or (d), or in any similar proceeding, or otherwise, Tenant shall pay to Owner a sum equal to any consideration paid to Tenant or any subtenant or other person claiming through or under Tenant for such assignment. All sums payable hereunder to Tenant shall be paid to Owner as additional rent immediately upon such sums becoming payable to Tenant or to any subtenant or other person claiming through or under Tenant and, if requested by Owner, Tenant shall promptly enter into a written agreement with Owner setting forth the amount of such sums to be paid to Owner, however, neither Owner's failure to request the execution of such agreement nor Tenant's failure to execute such agreement shall vitiate the provisions of this Section. For the purposes of this Section, a trustee, receiver or other representative of the Tenant's or any subtenant's estate under any federal or state bankruptcy act shall be deemed a person claiming through or under Tenant.

     D. Neither Owner's consent to any subletting nor anything contained in this Section shall be deemed to grant to any subtenant or other person claiming through or under Tenant the right to sublet all or any portion of the Demised Premises or to permit the occupancy of all or any portion of the Demised Premises by others. Neither any subtenant referred to in this Section nor its heirs, distributees, executors, administrators, legal representatives, successors nor assigns, without the prior consent of Owner in each instance, shall (i) assign, whether by merger, consolidation or otherwise, mortgage or encumber its interest in any sublease, in whole or in part, or (ii) sublet, or permit the subletting of, that part of the Demised Premises affected by such subletting or any portion thereof, or (iii) permit such part of the Demised Premises affected by such subletting or any part thereof to be occupied or used for desk space, mailing privileges or otherwise, by any person other than such subtenant and any sublease shall provide that any violation of the foregoing provisions of this sentence shall be an event of default thereunder. The sale, pledge, transfer or other alienation of (a) any of the issued and outstanding capital stock of any corporate subtenant (unless such stock is publicly traded on any recognized security exchange or over-the-counter market) or (b) any interest in any partnership or joint venture subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed for the purposes of this Section to be an assignment of such sublease which shall require the prior consent of Owner in each instance and any sublease shall so provide.

     Section 11.04. Owner's Rights Upon Lease Disaffirmance: A. In the event that, at any time after Tenant may have assigned Tenant's interest in this Lease, this Lease shall be disaffirmed or rejected in any proceeding of the types described in Subsections 16.01(c) and (d), or in any similar proceeding, or in the event of termination of this Lease by reason of any such proceeding or by reason of lapse of time following notice of termination given pursuant to
Section 16.01 based upon any of the Events of Default set forth in said Subsections, Tenant, upon request of Owner given within thirty (30) days next following any such disaffirmance, rejection or termination (and actual notice thereof to Owner in the event of a disaffirmance or rejection or in the event of termination other than by act of Owner), shall (i) pay to Owner all Fixed Rent, additional rent and other charges due and owing by the assignee to Owner under this Lease to and including the date of such disaffirmance, rejection or termination, and (ii) as "tenant", enter into a new lease with Owner of the Demised Premises for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date unless sooner terminated as in such lease provided, at the same Fixed Rent and then executory terms, covenants and conditions as are contained in this Lease, except that (a) Tenant's rights under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any person claiming through or under such assignee or by virtue of any statute or of any order of any court, and (b) such new lease shall require all defaults existing under this Lease to be cured by Tenant with due diligence, and (c) such new lease shall require Tenant to pay all increases in the Fixed Rent reserved in this Lease which, had this Lease not been so disaffirmed, rejected or terminated, would have accrued under the provisions of Article 23 of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. In the event Tenant shall default in its obligation to enter into said new lease for a period of ten (10) days next following Owner's request therefor, then, in addition to all other rights and remedies by reason of such default, either at law or in equity, Owner shall have the same rights and remedies against Tenant as if Tenant had entered into such new lease and such new lease had thereafter been terminated as at the commencement date thereof by reason of Tenant's default thereunder. Nothing contained in this Section shall be deemed to grant to Tenant any right to assign Tenant's interest in this Lease.

     B. If Tenant assumes this Lease in any proceeding of the types described in Subsections 16.01(c) and (d), or in any similar proceeding and proposes to assign the same pursuant to said proceeding to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed assignment shall be given to Owner by Tenant no later than twenty (20) days after receipt by Tenant of such offer, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. Such notice shall set forth (a) the name and address of such person, (b) all of the terms and conditions of such offer, and (c) adequate assurance of future performance by such person under the Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the United States Bankruptcy Code or any provisions in substitution thereof. Owner shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which would otherwise be payable by Tenant out of the consideration to be paid by such person in connection with the assignment of this Lease.

     C. The term "adequate assurance of future performance" as used in this Lease shall mean that any proposed assignee shall, among other things, (a) deposit with Owner on the assumption of this Lease the sum of nine (9) months of the then Fixed Rent and increases therein pursuant to Article 23 as security for the faithful performance and observance by such assignee of the terms and obligations of this Lease, (b) furnish Owner with financial statements of such assignee for the prior three (3) fiscal years, as finally determined after an audit and certified as correct by a certified public accountant, which financial statements shall show a net worth of at least six (6) times the Fixed Rent and increases therein pursuant to Article 23 then payable for each of such three (3) years, (c) grant to Owner a security interest in such property of the proposed assigned as Owner shall deem necessary to provide adequate assurance of the performance by such assignee of its obligations under the Lease.

     Section 11.05. Tenant's Subsidiaries & Affiliates: A. Supplementing the provisions of Article 11, as long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed, GTJ Co., Inc., Tenant named herein, shall have the right, without the prior consent of Owner, to assign its interest in this Lease, for the use permitted in this Lease, to any subsidiary or affiliate of Tenant named herein, which is in the same general line of business as Tenant named herein and only for such period as it shall remain such subsidiary or affiliate. For the purposes of this Article: (a) a "subsidiary" of Tenant named herein shall mean any corporation not less than fifty-one (51%) percent of whose outstanding voting stock at the time shall be owned by Tenant named herein, and (b) an "affiliate" of Tenant named herein shall mean any corporation, partnership or other business entity which controls or is controlled by, or is under common control with Tenant. For the purpose of the definition of "affiliate" the word "control" (including, "controlled by" and "under common control with") as used with respect to any corporation, partnership or other business entity, shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership or other business entity, whether through the ownership of voting securities or contract. No such assignment shall be valid or effective unless, within ten (10) days after the execution thereof, Tenant shall deliver to Owner all of the following: (I) a duplicate original instrument of assignment, in form and substance satisfactory to Owner, duly executed by Tenant, in which Tenant shall (a) waive all notices of default given to the assignee, and all other notices of every kind or description now or hereafter provided in this Lease, by statute or rule of law, and (b) acknowledge that Tenant's obligations with respect to this Lease shall not be discharged, released or impaired by (i) such assignment, (ii) any amendment or modification of this Lease, whether or not the obligations of Tenant are increased thereby, (iii) any further assignment or transfer of Tenant's interest in this Lease, (iv) any exercise, non-exercise or waiver by Owner of any right, remedy, power or privilege under or with respect to this Lease, (v) any waiver, consent, extension, indulgence or other act or omission with respect to any other obligations of Tenant under this Lease, (vi) any act or thing which, but for the provisions of such assignment, might be deemed a legal or equitable discharge of a surety or assignor, to all of which Tenant shall consent in advance, and (c) expressly waive and surrender any then existing defense to its liability hereunder it being the purpose and intent of Owner and Tenant that the obligations of Tenant hereunder as assignor shall be absolute and unconditional under any and all circumstances, and (II) an instrument, in form and substance reasonably satisfactory to Owner, duly executed by the assignee, in which such assignee shall assume the observance and performance of, and agree to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed. The provisions of Section 11.03 relating to Owner's option to terminate this Lease and the provisions of Section 11.03 C. relating to profits payable to Owner upon an assignment of this Lease shall not be applicable to any proposed assignment of this Lease to any such subsidiary or affiliate of Tenant pursuant to the provisions of this Section.

     B. Further supplementing the provisions of Article 11, as long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed, GTJ Co., Inc., Tenant named herein, shall have the right without the prior consent of Owner, to sublet to, or permit the use or occupancy of, all or any part of the Demised Premises by any subsidiary or affiliate (as said terms are defined in Section 11.05 A.) of Tenant named herein for the use permitted in this Lease provided that such subsidiary or affiliate is in the same general line of business as the Tenant named herein and only for such period as it shall remain such subsidiary or affiliate and in the same general line of business as the Tenant named herein. However, no such subletting shall be valid unless, prior to the execution thereof, Tenant shall give notice to Owner of the proposed subletting, and within ten (10) days prior the commencement of said subletting, Tenant shall deliver to Owner an agreement, in form and substance satisfactory to Owner, duly executed by Tenant and said subtenant, in which said subtenant shall assume performance of and agree to be personally bound by, all of the terms, covenants and conditions of this Lease which are applicable to said subtenant and such subletting. Tenant shall give prompt notice to Owner of any such use or occupancy of all or any part of the Demised Premises and such use or occupancy shall be subject and subordinate to all of the terms, covenants and conditions of this Lease. No such use or occupancy shall operate to vest in the user or occupant any right or interest in this Lease or the Demised Premises. For the purposes of determining the number of subtenants or occupants in the Demised Premises, the occupancy of any such permitted subsidiary or affiliate of Tenant shall be deemed the occupancy of Tenant and such subsidiary or affiliate shall not be counted as a subtenant or occupant for the purposes of Section 11.03 and the provisions of Section 11.03 relating to Owner's option to terminate this Lease or recapture such portion of the Demised Premises and the provisions of
Section 11.03 C. relating to Subletting Profits shall not be applicable to any proposed subletting to any such subsidiary or affiliate of Tenant pursuant to the provisions of this Section.

     Section 11.06.  Permitted  Occupants:  Supplementing the provisions of this
Article 11 and notwithstanding anything contained herein to the contrary, Tenant shall have the right, without prior consent of Owner to permit undivided occupancy of a portion of the Demised Premises by The Transit Alliance (the "Permitted Occupant"). The occupancy by the Permitted Occupant shall be conditioned upon the agreement that such arrangement will terminate automatically upon the termination of this Lease. No such use or occupancy by any such persons shall operate to give any such persons any right or interest in this Lease or the Demised Premises other than the right to occupy such portion of the Demised Premises during the Demised Term, and such use or occupancy shall be subject and subordinate to all of the terms, covenants and condition of this Lease. Upon Owner's request, Tenant shall provide Owner with a copy of any executed license or use agreement with the Permitted Occupant with respect to the Demised Premises.

     Section 11.07. Supplementing the provisions of Section 11.02, (i) so long as Owner shall maintain a directory in the lobby of the Building, Owner shall make available to Tenant space for the listing of Tenant's name and the names of any of the officers or employees of Tenant and any permitted occupants of the Demised Premises provided that the names so listed shall not require more than Tenant's Proportionate Share of the space of said directory.


                                   ARTICLE 12
                    EXISTING CONDITIONS/OWNER'S INITIAL WORK

     Section 12.01. "As Is" but for Owner's Initial Work: Tenant acknowledges that Owner has made no representations to Tenant with respect to the condition of the Demised Premises and Tenant agrees to accept possession of the Demised Premises in the condition which shall exist on the Commencement Date "as is" and further agrees that Owner shall have no obligation to perform any work or make any installations in order to prepare the Demised Premises for Tenant's occupancy except as otherwise provided on Exhibit B annexed hereto and made a part hereof (such work and installations are referred to as "Owner's Initial Work"). The terms, covenants and conditions of Exhibit B are incorporated in this Lease by reference and shall be deemed a part of this Lease as through fully set forth in the body of this Lease.


                                   ARTICLE 13
                           ACCESS TO DEMISED PREMISES

     Section 13.01. Owner's Right to Enter: Owner and its agents shall have the following rights in and about the Demised Premises: (i) to enter the Demised Premises at all times to examine the Demised Premises or for any of the purposes set forth in this Article or for the purpose of performing any obligation of Owner under this Lease or exercising any right or remedy reserved to Owner in this Lease, or complying with any Legal Requirement which Owner is obligated to comply with hereunder, and if Tenant, its officers, partners, agents or employees shall not be personally present or shall not open and permit an entry into the Demised Premises at any time when such entry shall be necessary or permissible, to use a master key or to forcibly enter the Demised Premises; (ii) to erect, install, use and maintain pipes, ducts and conduits in and through the Demised Premises; (iii) to exhibit the Demised Premises to others; (iv) to make such decorations, repairs, alterations, improvements or additions, or to perform such maintenance, including, but not limited to, the maintenance of all heating, air conditioning, ventilating, elevator, plumbing, electrical, telecommunication and other mechanical facilities, as Owner may deem necessary or desirable; (v) to take all materials into and upon the Demised Premises that may be required in connection with any such decorations, repairs, alterations, improvements, additions or maintenance; and (vi) to alter, renovate and decorate the Demised Premises at any time during the Demised Term if Tenant shall have removed all or substantially all of Tenant's property from the Demised Premises. The lessors under any Superior Lease and the holders of any Mortgage shall have the right to enter the Demised Premises from time to time through their respective employees, agents, representatives and architects to inspect the same or to cure any default of Owner or Tenant relating thereto. Owner shall have the right, from time to time, to change the name, number or designation by which the Building is commonly known which right shall include, without limitation, the right to name the Building after any tenant of the Building.

     Section 13.02.  Owner's  Reservation of Rights to Portions of the Building:
All parts (except surfaces facing the interior of the Demised Premises) of all walls, windows and doors bounding the Demised Premises (including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Demised Premises, all space in or adjacent to the Demised Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air conditioning, ventilating, plumbing, electrical, telecommunication and other mechanical facilities, closets, service closets and other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, alteration and repair, are hereby reserved to Owner. Owner also reserves the right at any time to change the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets and other public parts of the Building, provided any such change does not permanently and unreasonably obstruct Tenant's access to the Demised Premises. Nothing contained in this Article shall impose any obligation upon Owner with respect to the operation, maintenance, alteration or repair of the Demised Premises or the Building.

     Section 13.03. Access to Third Parties: Owner and its agents shall have the right to permit access to the Demised Premises, whether or not Tenant shall be present, to any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, any property of Tenant or any other occupant of the Demised Premises, or for any other lawful purpose, or by any representative of the fire, police, building, sanitation or other department of the Town, County, Village, State or Federal Governments. Neither anything contained in this Section, nor any action taken by Owner under this Section, shall be deemed to constitute recognition by Owner that any person other than Tenant has any right or interest in this Lease or the Demised Premises.

     Section 13.04. No Actual or Constructive Eviction: The exercise by Owner or its agents or by the lessor under any Superior Lease or by the holder of any Mortgage of any right reserved to Owner in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, or upon any lessor under any Superior Lease or upon the holder of any such Mortgage, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

     Section 13.05. Security: Owner shall be the sole determinant of the type and amount of security services to be provided in the Building. In all events and notwithstanding any provision of this Lease to the contrary, Owner and Owner's Indemnitees (as defined in Article 19)shall not be liable to Tenant and Tenant hereby waives any claim against Owner and Owner's Indemnitees for (a) any unauthorized or criminal entry of third parties into the Demised Premises or the Building, or (b) any damage to persons or property in or about the Demised Premises or the Building by or from any unauthorized or criminal acts of third parties, regardless of any action, inaction, failure, breakdown, malfunction of the security services provided or any negligence on the part of Landlord or Owner's Indemnitees.

     Section 13.06. Owner's Reasonable Notice and Times of Entry: Supplementing the provisions of Sections 13.01 and 13.02, Owner agrees that, except in cases of emergency, any entry upon the Demised Premises pursuant to the provisions of said Sections shall be made at reasonable times, and only after reasonable advance notice to Tenant (which may be mailed, delivered or left at the Demised Premises, notwithstanding any contrary provisions of Article 27). Any work performed or installations made pursuant to said Sections shall be made with reasonable diligence and any such entry, work or installations shall be made in a manner designed to minimize interference with Tenant's normal business operations (however, nothing contained in this Section shall be deemed to impose upon Owner any obligation to employ contractors or labor at so-called overtime or other premium pay rates).


                                   ARTICLE 14
                                   VAULT SPACE

     Section 14.01. The Demised Premises do not contain any vaults, vault space or other space outside the boundaries of the Real Property, notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan. Owner makes no representation as to the location of the boundaries of the Real Property. All vaults and vault space and all other space outside the boundaries of the Real Property which Tenant may be permitted to use or occupy are to be used or occupied under a revocable license, and if any such license shall be revoked, or if the amount of such space shall be diminished or required by any Federal, State or Municipal Authority or by any public utility company, such revocation, diminution or requisition shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner. Any fee, tax or charge imposed by any governmental authority for any such vault, vault space or other space shall be paid by Tenant.


                                   ARTICLE 15
                            CERTIFICATE OF OCCUPANCY

     Section 15.01. Tenant will not at any time use or occupy, or permit the use or occupancy of, the Demised Premises in violation of any Certificate(s) of Occupancy covering the Demised Premises.


                                   ARTICLE 16
                                     DEFAULT

     Section 16.01. Events of Default: Upon the occurrence, at any time prior to or during the Demised Term, of any one or more of the following events (referred to herein, singly, as an "Event of Default" and collectively as "Events of Default"):

          (a) if Tenant shall default in the payment when due of any installment of Fixed Rent or any increase in the Fixed Rent or in the payment when due of any additional rent and such default shall continue for a period of five
     (5) days after notice by Owner to Tenant of such default; or

          (b) if Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of Fixed Rent, any increase in the Fixed Rent and additional rent) and Tenant shall fail to remedy such default within thirty (30) days after notice by Owner to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days and Tenant shall not commence, promptly after receipt of such notice, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

          (c) if Tenant shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall make an assignment for the benefit of creditors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's property; or

          (d) if, within thirty (30) days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within thirty (30) days after the appointment of any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Demised Premises shall be taken or occupied or attempted to be taken or occupied; or

          (e) if Tenant shall default in the observance or performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with Owner of space in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or

          (f) if the Demised Premises shall become vacant, deserted or abandoned or if Tenant shall fail to take occupancy of the Demised Premises and commence the operation of its business within the Demised Premises within three (3) months of the Commencement Date; or

          (g) if (i) Tenant's interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, or (ii) there shall be any sale, pledge, transfer or other alienation described in
     Section 11.01 of this Lease which is deemed an assignment of this Lease for purposes of said Section 11.01, except as expressly permitted under Article 11;

then, during such time as such Event(s) of Default is/are continuing, Owner may at any time, at Owner's option, give to Tenant a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, but Tenant shall remain liable for damages and all other sums payable pursuant to the provisions of Article 18.

     Section 16.02. "Tenant"/Moneys Received: If, at any time (i) Tenant shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this Lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this Lease shall have been assigned, the word "Tenant", as used in Subsections (c) and (d) of Section 16.01, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Owner from or on behalf of Tenant during the pendency of any proceeding of the types referred to in said Subsections (c) and (d) shall be deemed paid as compensation for the use and occupation of the Demised Premises and the acceptance of any such compensation by Owner shall not be deemed an acceptance of rent or a waiver on the part of Owner of any rights under Section 16.01.

                                   ARTICLE 17
                                    REMEDIES

     Section 17.01. Owner's Right of Re-Entry and Right to Relet: If Tenant shall default in the payment when due of any installment of Fixed Rent or in the payment when due of any increase in the Fixed Rent or any additional rent, or if this Lease and the Demised Term shall expire and come to an end as provided in
Article 16:

          (a) Owner and its agents and servants may immediately, or at any time after such default or after the date upon which this Lease and the Demised Term shall expire and come to an end, re-enter the Demised Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, or by force or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and remove any and all of their property and effects from the Demised Premises; and

          (b) Owner, at Owner's option, may relet the whole or any part or parts of the Demised Premises, from time to time, either in the name of Owner or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Owner, in its sole discretion, may determine. Owner shall have no obligation to relet the Demised Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Demised Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability; Owner, at Owner's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Demised Premises as Owner, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

     Section 17.02. Waiver of Right to Redeem, etc.: Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to re-enter or repossess the Demised Premises, or to restore the operation of this Lease, after
(i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Owner, or (iii) any expiration or termination of this Lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter", "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Owner shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth in this Lease is cumulative and shall not preclude Owner from invoking any other remedy allowed by law or in equity.


                                   ARTICLE 18
                                     DAMAGES

     Section 18.01. Amount of Owner's Damages: If this Lease and the Demised Term shall expire and come to an end as provided in Article 16, or by or under any summary proceeding or any other action or proceeding, or if Owner shall re-enter the Demised Premises as provided in Article 17, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

          (a) Tenant shall pay to Owner all Fixed Rent, additional rent and other charges payable under this Lease by Tenant to Owner to the date upon which this Lease and the Demised Term shall have expired and come to an end or to the date of re-entry upon the Demised Premises by Owner, as the case may be; and

          (b) Tenant shall also be liable for and shall pay to Owner, as damages, any deficiency (referred to as a "Deficiency") between the Fixed Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Demised Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 17.01 for any part of such period (first deducting from the rents collected under any such reletting all of Owner's expenses in connection with the termination of this Lease or Owner's re-entry upon the Demised Premises and with such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs and other expenses of preparing the Demised Premises for such reletting). Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Fixed Rent, Owner shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Owner's right to collect the Deficiency for any subsequent month by a similar proceeding. Solely for the purposes of this Subsection (b), the term "Fixed Rent" shall mean the Fixed Rent in effect immediately prior to the date upon which this Lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Owner, as the case may be, adjusted, from time to time, to reflect any increases which would have been payable pursuant to any of the provisions of this Lease including, but not limited to, the provisions of Article 23 of this Lease if the term hereof had not been terminated; and

          (c) At any time after the Demised Term shall have expired and come to an end or Owner shall have re-entered upon the Demised Premises, as the case may be, whether or not Owner shall have collected any monthly Deficiencies as aforesaid, Owner shall be entitled to recover from Tenant, and Tenant shall pay to Owner, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the Fixed Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Demised Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the rate of four (4%) percent per annum. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Demised Premises, or any part thereof, shall have been relet by Owner for the period which otherwise would have constituted the unexpired portion of the Demised Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting. Solely for the purposes of this Subsection (c), the term "Fixed Rent" shall mean the Fixed Rent in effect immediately prior to the date upon which this Lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Owner, as the case may be, adjusted to reflect any increases pursuant to the provisions of Article 23 for the Escalation Year and Tax Escalation Year immediately preceding such event.

     Section 18.02. Rents Under Reletting: If the Demised Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Article 18. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Fixed Rent reserved in this Lease. Nothing contained in Articles 16, 17 or this Article shall be deemed to limit or preclude the recovery by Owner from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Owner may be entitled in addition to the damages set forth in Section 18.01.


                                   ARTICLE 19
                          FEES AND EXPENSES; INDEMNITY

     Section 19.01. Owner's Right to Cure Tenant's Default: If Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Owner, at any time thereafter and without notice in cases of emergency, and in other cases, after the expiration of any applicable notice and cure period set forth in this Lease, may remedy such default for Tenant's account and at Tenant's expense, without thereby waiving any other rights or remedies of Owner with respect to such default.

     Section 19.02. Tenant's Indemnity and Liability Insurance Obligations: A. Except to the extent caused by the gross negligence or willful misconduct of Owner or Owner's Indemnitees (as hereinafter defined), Tenant agrees to indemnify and save Owner and Owner's Indemnitees harmless of and from all loss, cost, liability, damage and expense including, but not limited to, reasonable counsel fees, penalties and fines, incurred in connection with or arising from
(i) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, or (ii) the breach or failure of any representation or warranty made by Tenant in this Lease, or (iii) the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, or (iv) any acts, omissions or negligence of Tenant or any such person, or the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person, in or about the Demised Premises or the Building either prior to, during, or after the expiration of, the Demised Term, including, but not limited to, any acts omissions or negligence in the making or performing of any Alterations. Tenant further agrees to indemnify and save harmless Owner and Owner's Indemnitees of and from all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees and disbursements, incurred in connection with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by any use, occupancy, act, omission or negligence referred to in the preceding sentence. "Owner's Indemnitees" shall mean the Owner, the shareholders or the partners comprising Owner and its and their partners and shareholders, officers, directors, employees, agents (including without limitation, any leasing and managing agents) and contractors together with the lessor under any Superior Lease and the holder of any Mortgage. If any action or proceeding shall be brought against Owner or Owner's Indemnitees based upon any such claim and if Tenant, upon notice from Owner, shall cause such action or proceeding to be defended at Tenant's expense by counsel acting for Tenant's insurance carriers in connection with such defense or by other counsel reasonably satisfactory to Owner, without any disclaimer of liability by Tenant or such insurance carriers in connection with such claim, Tenant shall not be required to indemnify Owner and Owner's Indemnitees for counsel fees in connection with such action or proceeding.

     B. Throughout the Demised Term Tenant shall maintain commercial general liability insurance against any claims by reason of personal injury, death and property damage occurring in or about the Demised Premises covering, without limitation, the operation of any private air conditioning equipment and any private elevators, escalators or conveyors in or serving the Demised Premises or any part thereof, whether installed by Owner, Tenant or others, and shall furnish to Owner duplicate original policies of such insurance or certificates evidencing the same at least ten (10) days prior to the Commencement Date and at least ten (10) days prior to the expiration of the term of any such policy previously furnished by Tenant, in which policies or certificates Owner, and Owner's Indemnitees shall be named as parties insured, which policies or certificates shall be issued by companies, and shall be in form and amounts, satisfactory to Owner. The minimum limits of liability shall be a combined single limit with respect to each occurrence in an amount of not less than $5,000,000 for injury (or death) and damage to property or such greater amount as Owner may, from time to time, reasonably require.

     Section 19.03. Payments: Tenant shall pay to Owner, within five (5) days next following rendition by Owner to Tenant of bills or statements therefor: (i) sums equal to all expenditures made and monetary obligations incurred by Owner


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

including, but not limited to, expenditures made and obligations incurred for reasonable counsel fees and disbursements, in connection with the remedying by Owner, for Tenant's account pursuant to the provisions of Section 19.01, of any default of Tenant, and (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Section 19.02, and (iii) sums equal to all expenditures made and monetary obligations incurred by Owner including, but not limited to, expenditures made and obligations incurred for reasonable counsel fees and disbursements, in collecting or attempting to collect the Fixed Rent, any additional rent or any other sum of money accruing under this Lease or in enforcing or attempting to enforce any rights of Owner under this Lease or pursuant to law, whether by the institution and prosecution of summary proceedings or otherwise; and (iv) all other sums of money (other than Fixed
Rent) accruing from Tenant to Owner under the provisions of this Lease. Any sum of money (other than Fixed Rent) accruing from Tenant to Owner pursuant to any provision of this Lease, whether prior to or after the Commencement Date, may, at Owner's option, be deemed additional rent, and Owner shall have the same remedies for Tenant's failure to pay any item of additional rent when due as for Tenant's failure to pay any installment of Fixed Rent when due. Tenant's obligations under this Article shall survive the expiration or sooner termination of the Demised Term.

     Section 19.04. Tenant's Late Payments - Late Charges: If Tenant shall fail to make payment of any installment of Fixed Rent or any increase in the Fixed Rent or any additional rent within ten (10) days after the date when such payment is due, Tenant shall pay to Owner, in addition to such installment of Fixed Rent or such increase in the Fixed Rent or such additional rent, as the case may be, as a late charge and as additional rent, a sum equal to seven (7%) percent per annum above the then current prime rate (as the term "prime rate" is defined in Section 31.03) charged by JPMorgan Chase Bank or its successor of the amount unpaid computed from the date such payment was due to and including the date of payment.


                                   ARTICLE 20
                                ENTIRE AGREEMENT

     Section 20.01. Entire Agreement: This Lease contains the entire agreement between the parties and all prior negotiations and agreements are merged in this Lease. Neither Owner nor Owner's agents have made any representations or warranties with respect to the Demised Premises, the Building, the Real Property or this Lease except as expressly set forth in this Lease and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this Lease. This Lease may not be changed, modified or discharged, in whole or in part, orally and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this Lease or any provisions of this Lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought. All references in this Lease to the consent or approval of Owner shall be deemed to mean the written consent of Owner, or the written approval of Owner, as the case may be, and no consent or approval of Owner shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Owner.


                                   ARTICLE 21
                                   END OF TERM

     Section 21.01. End of Term: On the date upon which the Demised Term shall expire and come to an end, whether pursuant to any of the provisions of this Lease or by operation of law, and whether on or prior to the Expiration Date, Tenant, at Tenant's sole cost and expense, (i) shall quit and surrender the Demised Premises to Owner, broom clean and in good order and condition, ordinary wear excepted, and (ii) shall remove all of Tenant's Personal Property and all other property and effects of Tenant and all persons claiming through or under Tenant from the Demised Premises and the Building, and (iii) shall repair all damage to the Demised Premises occasioned by such removal and (iv) shall, at Owner's election, exercisable within six (6) months following the expiration or earlier termination of the Demised Term, remove any private interior staircases in the Demised Premises or connecting the Demised Premises or any part thereof with any other space (referred to herein as the "Other Space") in the Building occupied by Tenant, and restore those portions of the Demised Premises, the Other Space and the Building affected by any such staircases (including, but not


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

limited to, the slabbing over of any openings) to the condition of each which existed prior to the installation of any such staircases, and repair any damage to the Demised Premises, Other Space and the Building occasioned by such removal. Notwithstanding the provisions of subdivision (iv) of the foregoing sentence, in the event Owner does not elect to have removed any such staircase referred to therein, any such staircase shall be and remain the property of Owner at no cost or expense to Owner. Owner shall have the right to retain any property and effects which shall remain in the Demised Premises after the expiration or sooner termination of the Demised Term, and any net proceeds from the sale thereof, without waiving Owner's rights with respect to any default by Tenant under the foregoing provisions of this Section. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover summary proceedings which Owner may institute to enforce the foregoing provisions of this Article. If said date upon which the Demised Term shall expire and come to an end shall fall on a Sunday or holiday, then Tenant's obligations under the first sentence of this Section shall be performed on or prior to the Saturday or business day immediately preceding such Sunday or holiday. There shall be no holding over by Tenant after the expiration or earlier termination of this Lease and the failure by Tenant to deliver possession of the Demised Premises to Owner shall be an unlawful holdover. During any period in which Tenant so holds over, at Owner's option, the rental value of the Demised Premises, payable from the date immediately following the date on which Tenant was to deliver the Demised Premises to Owner, through and including the last day of the calendar month in which Tenant so delivers the Demised Premises, shall be deemed to be equal to the greater of 150% of (a) the Fixed Rent payable immediately preceding the expiration or earlier termination of this Lease, or (b) the then fair market rental value of the Demised Premises. Tenant's obligations under this Section shall survive the expiration or sooner termination of the Demised Term.


                                   ARTICLE 22
                                 QUIET ENJOYMENT

     Section 22.01. Quiet Enjoyment: Owner covenants and agrees with Tenant that upon Tenant paying the Fixed Rent and additional rent reserved in this Lease and observing and performing all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises during the Demised Term, subject, however, to the terms, covenants and conditions of this Lease including, but not limited to, the provisions of Section 37.01, and subject to the Superior Lease and the Mortgage referred to in Section 7.01.


                                   ARTICLE 23
                                   ESCALATION

     Section 23.01. Definitions: In the determination of any increase in the Fixed Rent under the provisions of this Article, Owner and Tenant agree that the following terms shall have the following meanings:

     A. The term "Tax Escalation Year" shall mean each fiscal year commencing January 1st and ending on the following December 31st which shall include any part of the Demised Term. With respect to any Taxes (as defined in Section 23.01(C)) which are payable based on a period other than a Tax Escalation Year of January 1st through December 31st, the portion of such Taxes which will be included in any Tax Escalation Year shall be the portion thereof allocable and attributable to such Tax Escalation Year (e.g. with respect to the levying of school taxes for the period commencing on July 1, 2003 and ending on June 30, 2004 and for the period commencing on July 1, 2004 and ending on June 30, 2005, such school taxes levied against the Building for such periods shall be included in and allocable to the Tax Escalation Year commencing on January 1, 2004 and ending on December 31, 2005 as follows: one-half (1/2) of the total amount of such school tax levied for the school tax year commencing on July 1, 2003 and ending on June 30, 2004 and one-half (1/2) of the total amount of such school tax levied for the school tax year commencing on July 1, 2004 and ending on June 30, 2005).

     B. Intentionally Deleted.

     C. The term "Taxes" shall be deemed to mean a sum equal to all real estate taxes and assessments, special or otherwise (including without limitation General, School, State County, Village or Town Tax), upon or with respect to the Real Property imposed by the Town of Hempstead, County of Nassau or any other taxing authority to create a source of revenue through taxation of real estate as such. If, due to any change in the method of taxation, any franchise, income, profit, sales, rental, use and occupancy or other tax or payments in lieu of any such taxes shall be substituted for, or levied against Owner or any owner of the Building or the Real Property, in lieu of any real estate taxes or assessments upon or with respect to the Real Property, such tax or payments in lieu of any such taxes shall be included in the term Taxes for the purposes of this Article. The amounts required to be paid by Owner or any tenant or occupant of the Building or the Real Property pursuant to any Payment in Lieu of Tax Agreement entered into with a taxing authority having jurisdiction over the Real Property shall be included in the term Taxes for the purposes of this Article.

     D. The term "Owner's Basic Tax Liability" shall mean a sum equal to General Taxes payable for calendar year 2005 and School Taxes payable for the tax year commencing on July 1, 2005 and ending on June 30, 2006.

     E. The term "Demised Premises Area" shall mean 3,367 rentable square feet.

     F. The term "Building Area" shall mean 103,528 rentable square feet.

     G. The term "Tenant's Proportionate Share" shall mean the fraction, the denominator of which is the Building Area and the numerator of which is the Demised Premises Area (3.2523%).

     H. The term "Owner's Tax Statement" shall mean an instrument containing a computation of any increase in the Fixed Rent pursuant to the provisions of
Section 23.02A of this Article.

     Section 23.02. Taxes: A. If Taxes payable in any Tax Escalation Year shall be in such amount as shall constitute an increase above Owner's Basic Tax Liability, the Fixed Rent for such Tax Escalation Year shall be increased by a sum equal to Tenant's Proportionate Share of any such increase in Taxes.

     B. Unless the Commencement Date shall occur on a January 1st, any increase in the Fixed Rent pursuant to the provisions of Subsection A of this Section
23.02 for the Tax Escalation Year in which the Commencement Date shall occur shall be apportioned in that percentage which the number of days in the period from the Commencement Date to December 31st of such Tax Escalation Year, both inclusive, bears to the total number of days in such Tax Escalation Year. Unless the Demised Term shall expire on a December 31st, any increase in the Fixed Rent pursuant to the provisions of said Subsection A for the Tax Escalation Year in which the date of the expiration of the Demised Term shall occur shall be apportioned in that percentage which the number of days in the period from January 1st of such Tax Escalation Year to such date of expiration, both inclusive, bears to the total number of days in such Tax Escalation Year.

     Section 23.03. Calculation and Payment of Taxes: A. Owner shall render to Tenant, either in accordance with the provisions of Article 27 or by personal delivery at the Demised Premises or by regular mail to the same address as Fixed Rent bills are sent by Owner, an Owner's Tax Statement with respect to each Tax Escalation Year, either prior to or during such Tax Escalation Year. Owner's failure to render an Owner's Tax Statement with respect to any Tax Escalation Year shall not prejudice Owner's right to recover any sums due to Owner hereunder with respect to such Tax Escalation Year, nor shall it deprive Tenant of any credit to which it otherwise might be entitled with respect to such Tax Escalation Year pursuant to the provisions of Subsection B of this Section
23.03. The obligations of Owner and Tenant under the provisions of Section 23.02 and this Section 23.03 with respect to any increase in the Fixed Rent or any credit to which Tenant may be entitled shall survive the expiration or any sooner termination of the Demised Term. Within ten (10) days next following rendition of the first Owner's Tax Statement which shows an increase in the Fixed Rent for any Tax Escalation Year, Tenant shall pay to Owner a sum equal to one-twelfth (1/12th) of the amount of the increase shown upon such Owner's Tax Statement for such Tax Escalation Year (before any apportionment pursuant to the provisions of Subsection B of Section 23.02). If any such Owner's Tax Statement shall be rendered after the commencement of any Tax Escalation Year, Tenant shall pay to Owner on the first day of the calendar month next following the rendition of such Owner's Tax Statement (in addition to the payment required by the immediately preceding sentence) a sum equal to one-twelfth (1/12) of the increase in the Fixed Rent payable pursuant to the provisions of Subsection A of
Section 23.02 for such Tax Escalation Year shown on such statement (before any apportionment pursuant to the provisions of Subsection B of Section 23.02) multiplied by the number of months which may have elapsed between January 1st of such Tax Escalation Year and the month in which such payment is made.

     B. If, as a result of any application or proceeding brought by or on behalf of Owner, Owner's Basic Tax Liability shall be decreased, Owner's Tax Statement next following such decrease shall include any adjustment of the Fixed Rent for all prior Tax Escalation Years reflecting a debit to Tenant equal to the amount by which (a) the aggregate Fixed Rent payable with respect to all such prior Tax Escalation Years (as increased pursuant to the operation of the provisions of Subsection A of Section 23.02) based upon such reduction of Owner's Basic Tax Liability shall exceed (b) the aggregate Fixed Rent actually paid by Tenant with respect to all such prior Tax Escalation Years. If, as a result of any application or proceeding brought by or on behalf of Owner for reduction of the assessed valuation of the Real Property for any fiscal tax year subsequent to the fiscal tax year commencing January 1st, 2005, and expiring December 31st, 2005 with respect to General and Village Taxes, or the tax year commencing July 1, 2005 and expiring June 30, 2006 with respect to School Taxes, there shall be a decrease in Taxes for any Tax Escalation Year with respect to which Owner shall have previously rendered an Owner's Tax Statement, Owner's Tax Statement next following such decrease shall include an adjustment of the Fixed Rent for such Tax Escalation Year reflecting a credit to Tenant equal to the amount by which (i) the Fixed Rent actually paid by Tenant with respect to such Tax Escalation Year (as increased pursuant to the operation of the provisions of Subsection A of Section 23.02), shall exceed (ii) the Fixed Rent payable with respect to such Tax Escalation Year (as increased pursuant to the operation of the provisions of Subsection A of Section 23.02) based upon such reduction of the assessed valuation. Tenant shall not bring or cause to be brought any application or proceeding for reduction of the assessed valuation of the Real Property. Tenant shall pay to Owner within thirty (30) days after demand, as additional rent under this Lease, a sum equal to Tenant's Proportionate Share of all costs and expenses, including, without limitation, counsel fees, paid or incurred by Owner in connection with any application or proceeding brought for reduction of the assessed valuation of the Real Property or any other contest of Taxes upon the Real Property for any Tax Escalation Year, whether or not such application, proceeding or other contest was commenced and/or settled and/or determined prior to the Tax Escalation Year in question.

     Section 23.04. Collection of Increases in Fixed Rent: The obligations of Owner and Tenant under the provisions of this Article 23 with respect to any increase in the Fixed Rent, or any credit to which Tenant may be entitled shall survive the expiration or sooner termination of the Demised Term. All sums payable by Tenant to Owner pursuant to the provisions of this Article 23 shall be collectible by Owner in the same manner as Fixed Rent.


                                   ARTICLE 24
                                    NO WAIVER

     Section 24.01. Owner's Termination Not Prevented: Neither any option granted to Tenant in this Lease or in any collateral instrument to renew or extend the Demised Term, nor the exercise of any such option by Tenant, shall prevent Owner from exercising any option or right granted or reserved to Owner in this Lease or in any collateral instrument or which Owner may have by virtue of any law, to terminate this Lease and the Demised Term or any renewal or extension of the Demised Term either during the original Demised Term or during the renewed or extended term. Any termination of this Lease and the Demised Term shall serve to terminate any such renewal or extension of the Demised Term and any right of Tenant to any such renewal or extension, whether or not Tenant shall have exercised any such option to renew or extend the Demised Term. Any such option or right on the part of Owner to terminate this Lease shall continue during any extension or renewal of the Demised Term. No option granted to Tenant to renew or extend the Demised Term shall be deemed to give Tenant any further option to renew or extend.

     Section 24.02. No Termination by Tenant/No Waiver: No act or thing done by Owner or Owner's agents during the Demised Term shall constitute a valid acceptance of a surrender of the Demised Premises or any remaining portion of the Demised Term except a written instrument accepting such surrender, executed by Owner. No employee of Owner or of Owner's agents shall have any authority to accept the keys of the Demised Premises prior to the termination of this Lease and the Demised Term, and the delivery of such keys to any such employee shall not operate as a termination of this Lease or a surrender of the Demised Premises; however, if Tenant desires to have Owner sublet the Demised Premises for Tenant's account, Owner or Owner's agents are authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby relieves Owner of any liability for loss of, or damage to, any of Tenant's property or other effects in connection with such subletting. The failure by Owner to seek redress for breach or violation of, or to insist upon the strict performance of, any term, covenant or condition of this Lease on Tenant's part to be observed or performed, shall not prevent a subsequent act or omission which would have originally constituted a breach or violation of any such term, covenant or condition from having all the force and effect of an original breach or violation. The receipt by Owner of rent with knowledge of the breach or violation by Tenant of any term, covenant or condition of this Lease on Tenant's part to be observed or performed shall not be deemed a waiver of such breach or violation. Owner's failure to enforce any Building Rule against Tenant or against any other tenant or occupant of the Building shall not be deemed a waiver of any such Building Rule. No provision of this Lease shall be deemed to have been waived by Owner unless such waiver shall be set forth in a written instrument executed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the aggregate of all Fixed Rent and additional rent then due under this Lease shall be deemed to be other than on account of the first accruing of all such items of Fixed Rent and additional rent then due, no endorsement or statement on any check and no letter accompanying any check or other rent payment in any such lesser amount and no acceptance of any such check or other such payment by Owner shall constitute an accord and satisfaction, and Owner may accept any such check or payment without prejudice to Owner's right to recover the balance of such rent or to pursue any other legal remedy.


                                   ARTICLE 25
                         MUTUAL WAIVER OF TRIAL BY JURY

     Section 25.01. A. Owner and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Owner or Tenant against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of landlord and tenant, the use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedy; however, the foregoing waiver shall not apply to any action for personal injury or property damage. The provisions of the foregoing sentence shall survive the expiration or any sooner termination of the Demised Term. If Owner commences any summary proceeding, or any other proceeding of like import, Tenant agrees: (i) not to interpose any counterclaim of whatever nature or description in any such summary proceeding, or any other proceeding of like import, unless failure to interpose such counterclaim would preclude Tenant from asserting such claim in a separate action or proceeding; and (ii) not to seek to remove to another court or jurisdiction or consolidate any such summary proceeding, or other proceeding of like import, with any action or proceeding which may have been, or will be, brought by Tenant. In the event that Tenant shall breach any of its obligations set forth in the immediately preceding sentence, Tenant agrees (a) to pay all of Owner's attorneys' fees and disbursements in connection with Owner's enforcement of such obligations of Tenant and (b) in all events, to pay all accrued, present and future Fixed Rent and increases therein and additional rent payable pursuant to the provisions of this Lease.

     B. All judicial actions, suits or proceedings brought against Owner or Tenant with respect to its respective obligations, liabilities or any other matter under or arising out of or in connection with this Lease or for recognition or enforcement of any judgment rendered in any such proceedings may be brought in any state or federal court of competent jurisdiction in Nassau County. By execution and delivery of this Lease, Owner and Tenant each accept, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agree to be bound by any final judgment rendered thereby in connection with this Lease from which no appeal has been taken or is available. Owner and Tenant each hereby irrevocably waives any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall limit the right of Owner or Tenant to bring any action, suit or proceeding against the other party in any other court of competent jurisdiction. Owner and Tenant acknowledge that final judgment against it in any action, suit or proceeding referred to in this Article shall be conclusive and may be enforced in any other jurisdiction, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any such judgment against such party.


                                   ARTICLE 26
                              INABILITY TO PERFORM

     Section 26.01. If, by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, any Legal Requirements, any orders of any Governmental Authority or any other cause beyond Owner's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated (any of the aforementioned events, a "Force Majeure Event"), Owner is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Owner under the provisions of Article 29 or any other Article of this Lease or any collateral instrument, or is unable to perform or make or is delayed in performing or making any installations, decorations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this Lease or under any collateral instrument, or is unable to fulfill or is delayed in fulfilling any of Owner's other obligations under this Lease or any collateral instrument, no such inability or delay shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent (except as expressly set forth in Section 29.10), or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.


                                   ARTICLE 27
                                     NOTICES

     Section 27.01. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by a nationally recognized courier service or by registered or certified mail (return receipt requested optional), addressed as follows:

     (a) To Tenant (i) at Tenant's address set forth in this Lease if mailed prior to Tenant's taking possession of the Demised Premises, or (ii) at the Building if mailed subsequent to Tenant's taking possession of the Demised Premises, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Demised Premises, or

     (b) To Owner at Owner's address set forth in this Lease, with a copy to Goldfarb & Fleece, 345 Park Avenue, New York, New York 10154, Attention: Marc J. Becker, Esq., or


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

     (c) addressed to such other address as either Owner or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Section. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date when it shall have been mailed as provided in this Section.

Nothing contained in this Section 27.01 shall preclude, limit or modify Owner's service of any notice, statement, demand or other communication in the manner required by law, including, but not limited to, any demand for rent under
Article 7 of the New York Real Property Actions and Proceedings Law or any successor laws of like import.


                                   ARTICLE 28
                               PARTNERSHIP TENANT

     Section 28.01.  If Tenant is a partnership or  professional  corporation or limited  liability  company  (or is  comprised  of  two  (2)  or  more  persons, individually and as co-partners of a partnership or shareholders of a professional corporation or members of a limited liability company) or if Tenant's interest in this Lease shall be assigned to a partnership or professional corporation or limited liability company (or to two (2) or more persons, individually and as co-partners of a partnership or shareholders of a professional corporation or members of a limited liability company) pursuant to
Article 11 (any such partnership, professional corporation, limited liability company and such persons are referred to in this Section as "Partnership Tenant"), the following provisions of this Section shall apply to such Partnership Tenant: (i) each of the persons comprising Partnership Tenant, whether or not such person shall be one of the persons comprising Tenant at the time in question, hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Demised Premises to Owner, and by any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or by any of the persons comprising Partnership Tenant, and (ii) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the persons comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such persons and shall be binding upon Partnership Tenant and all such persons.


                                   ARTICLE 29
                             UTILITIES AND SERVICES


     Section 29.01. Elevators: As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, Owner, at Owner's expense, shall furnish necessary passenger elevator facilities on business days (as defined in Section 31.01) from 8:00 A.M. to 6:00 P.M. and shall have a passenger elevator subject to call at all other times. Tenant shall be entitled to the non-exclusive use of the freight elevator in common with other tenants and occupants of the Building from 8:00 A.M. to 6:00 P.M. on business days, subject to such reasonable rules as Owner may adopt for the use of the freight elevator. At any time or times all or any of the elevators in the Building may, at Owner's option, be automatic elevators, and Owner shall not be required to furnish any operator service for automatic elevators. If Owner shall, at any time, elect to furnish operator service for any automatic elevators, Owner shall have the right to discontinue furnishing such service with the same effect as if Owner had never elected to furnish such service.

     Section 29.02. Heat: A. Owner, at Owner's expense, shall furnish and distribute to the Demised Premises through the Building heating system, when required for the comfortable occupancy of the Premises, heated air, at reasonable temperatures, pressures and degrees of humidity and in reasonable volumes and velocities on a year-round basis, on business days from 8:00 A.M. to 6:00 P.M.

     B. Air Conditioning: On or about the Commencement Date, Owner shall install an air conditioning unit and related equipment (collectively, the "Dedicated AC Unit"), as more particularly described on Exhibit B, to provide conditioned air


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

to the Demised Premises, the operation of which shall be controlled by Tenant. Tenant shall be responsible for the payment of the entire cost of electricity required to operate the Dedicated AC Unit charged by the corporation(s) and/or other entity(ies) selected by Owner to furnish electricity to the Building, which electric consumption shall be measured a submeter installed by Owner. In addition to the payment required to be made by Tenant to Owner for the electricity required to operate the Dedicated Unit as aforesaid, Tenant shall also pay to Owner as an administrative fee a sum equal to seven (7%) percent of such actual cost to Owner of purchasing electricity for the operation of the Dedicated AC Unit. In the event that Tenant requires additional utilities in order to operate the Dedicated AC Unit (for example, steam or condenser water), Tenant shall be responsible for the payment of the entire cost of such utilities and in the event Owner shall be required to install a meter to measure Tenant's consumption of any such additional utilities, Tenant shall pay, as an administrative fee, a sum equal to seven (7%) percent of such actual cost to Owner of purchasing such utility for the operation of the Dedicated AC Unit. Owner shall, at Owner's sole cost and expense, maintain the Dedicated AC Unit and make all repairs and replacements to the Dedicated AC Unit and any replacements thereof as and when needed during the Demised Term except that Owner, at Tenant's sole cost and expense, shall make any and all repairs to such Dedicated AC Unit occasioned by any acts, omissions or negligence of Tenant or any person claiming through or under Tenant. The Dedicated AC Unit and any replacements thereof shall be and remain Owner's property.

     C. HVAC Rules and Regulations: Tenant shall cooperate fully with Owner at all times and abide by all regulations and requirements which Owner may reasonably prescribe for the proper functioning and protection of the Building heating system and the Dedicated AC Unit. In addition to any and all other rights and remedies which Owner may invoke for a violation or breach of any of the foregoing provisions of this Section 29.02, Owner may discontinue furnishing services under this Section during the period of such violation or breach, and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

     Section 29.03. Cleaning: A. As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, and provided Tenant shall keep the Demised Premises in order, Owner, at Owner's expense, shall cause the office areas of the Demised Premises to be cleaned substantially in accordance with the standards set forth in Schedule B, all of the terms, covenants and conditions of which are incorporated in this Lease by reference and shall be deemed a part of this Lease, as though fully set forth in the body of this Lease and shall cause
Tenant's ordinary office waste paper refuse to be removed. Tenant shall cooperate with any waste and garbage recycling program of the Building and shall comply with all reasonable rules and regulations of Owner with respect thereto. Tenant acknowledges that Owner's obligation to cause the office areas of the Demised Premises to be cleaned excludes any portion of the Demised Premises not used as office areas (e.g., storage, mail and computer areas, private lavatories and areas used for the storage, preparation, service or consumption of food or beverages). Tenant shall pay Owner at Building standard rates or, if there are no such rates, at reasonable rates, for the removal of any of Tenant's refuse or rubbish, other than ordinary office waste paper refuse, from the Building, and Tenant, at Tenant's expense, shall cause all portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner satisfactory to Owner, and to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation.

     B. Tenant acknowledges and is aware that the cleaning services required to be furnished by Owner pursuant to this Section may be furnished by a contractor or contractors employed by Owner and agrees that Owner shall not be deemed in default of any of its obligations under this Section 29.03 unless such default shall continue for an unreasonable period of time after notice from Tenant to Owner setting forth the specific nature of such default.

     C. Notwithstanding the provisions of Subsection A of this Section, Tenant shall have the option to contract independently for the removal of such other refuse and rubbish and for office cleaning services in addition to those furnished by Owner. In the event Tenant exercises such option, the removal of such other refuse and rubbish and the furnishing of office cleaning services to Tenant by persons other than Owner and its contractors shall be performed in accordance with such regulations and requirements as, in Owner's judgment, are necessary for the proper operation of the Building, and Tenant agrees that Tenant will not permit any person to enter the Demised Premises or the Building for such purposes, or for the purpose of providing extermination services required to be performed by Tenant pursuant to Subsection A of this Section, other than persons first approved by Owner, such approval not unreasonably to be withheld.

     Section 29.04. Electricity: A. As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, Owner shall redistribute or furnish electrical energy to or for the use of Tenant in the Demised Premises for the operation of the lighting fixtures and the electrical receptacles installed in the Demised
Premises on the Commencement Date. If either the quantity or character of electrical service is changed by the corporation(s) and/or other entity(ies) selected by Owner to supply electrical service to the Building or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.

     B. Owner represents that the electrical feeder or riser capacity serving the Demised Premises on the Commencement Date shall be adequate to serve the lighting fixtures and electrical receptacles installed in the Demised Premises on the Commencement Date. Any additional feeders or risers to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers shall be installed by Owner or, at Owner's election, by Tenant upon Tenant's request, at the sole cost and expense of Tenant, provided, that, in Owner's judgment, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or riders will not cause permanent damage or injury to the Building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs to or interfere with or disturb other tenants or occupants of the Building. Tenant covenants that at no time shall the use of electrical energy in the Demised Premises exceed the capacity of the existing feeders or risers or wiring installations then serving the Demised Premises.

     C. Prior to the Commencement Date Owner, at Owner's expense, shall have installed a submeter or submeters in the Demised Premises to measure Tenant's actual consumption of electricity in the entire Demised Premises. Tenant shall pay to Owner, from time to time, upon demand, for the electricity consumed in the Demised Premises, as determined by such submeter or submeters, the actual cost to Owner of purchasing electricity for the Demised Premises (as such actual cost is hereinafter defined) plus all applicable taxes thereon. In addition to the payment required to be made by Tenant to Owner for the electricity consumed in the Demised Premises as aforesaid, Tenant shall also pay to Owner as an administrative fee a sum equal to seven (7%) percent of such actual cost to Owner of purchasing electricity for the Demised Premises. Owner's actual cost for Tenant's KW and KWH shall be determined by the application of the Building's electric rate schedule per month from the corporation(s) and/or other entity(ies) selected by Owner to supply electrical service to the Building to Tenant's usage. With respect to any period when any such submeter is not in good working order, Tenant shall pay Owner for electricity consumed in the portion of the Demised Premises served by such submeter at the rate paid by Tenant to Owner during the most recent comparable period when such submeter was in good working order plus such seven (7%) percent administrative fee. Tenant shall take good care of any such submeter and all submetering installation equipment, at Tenant's sole cost and expense, and make all repairs thereto occasioned by any acts, omissions or negligence of Tenant or any person claiming through or under Tenant as and when necessary to insure that any such submeter is, at all times during the Demised Term, in good working order. With respect to the period (referred to as the "Interim Period"), if any, from the Commencement Date through the date immediately prior to the date upon which the submeter or submeters shall be operable, Tenant shall pay to Owner monthly on demand of Owner, for the electricity consumed in the Demised Premises, a sum equal to one-twelfth (1/12th) of the product of (x) $2.75 multiplied by (y) the Demised Premises Area. With respect to any period during the Interim Period constituting less than a full calendar month, the monthly payment referred to in the preceding sentence shall be appropriately prorated.

     D. Owner may, at any time, elect to discontinue the redistribution or furnishing of electrical energy. In the event of any such election by Owner, (i) Owner agrees to give reasonable advance notice of any such discontinuance to Tenant, (ii) Owner agrees to permit Tenant to receive electrical service directly from the corporation(s) and/or other entity(ies) Owner selects to supply electrical service to the Building and to permit the existing feeders, risers, wiring and other electrical facilities serving the Demised Premises to be used by Tenant for such purpose to the extent they are suitable and safely capable, (iii) Owner agrees to pay such charges and costs, if any, as such corporation(s) and/or other entity(ies) may impose in connection with the installation of Tenant's meters, (iv) the provisions of Subsection C of this
Section 29.04 shall be deemed deleted from this Lease, and (v) this Lease shall remain in full force and effect and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

     E. Notwithstanding anything to the contrary set forth in this Lease, any sums payable or granted in any way by the corporation(s) and/or other entity(ies) Owner has selected to supply electricity to the Building resulting from the installation in the Demised Premises of energy efficient lighting fixtures, lamps, special supplemental heating, ventilation and air conditioning systems or any other Alterations, which sums are paid or given by way of rebate, direct payment, credit or otherwise, shall be and remain the property of Owner, and Tenant shall not be entitled to any portion thereof, unless such lighting fixtures, lamps, supplemental heating, ventilation and air conditioning systems or other Alterations were installed by Tenant, solely at Tenant's expense, without any contribution, credit or allowance by Owner, in accordance with all of the provisions of this Lease. Nothing contained in the foregoing sentence, however, shall be deemed to obligate Owner to supply or install in the Demised Premises any such lighting fixtures, lamps, supplemental heating, ventilation and air conditioning systems or other Alterations.

     Section 29.05. Water: If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory and drinking purposes, Owner may install a hot water meter and a cold water meter and thereby measure Tenant's consumption of water for all purposes. Tenant shall pay to Owner the cost of any such meters and their installation, and Tenant shall keep any such meters and any such installation equipment in good working order and repair, at Tenant's cost and expense. Tenant agrees to pay for water consumed as shown on said meters, and sewer charges, taxes and any other governmental charges thereon, as and when bills are rendered. For the purposes of determining the amount of any sums required to be paid by Tenant under this Section, all hot and cold water consumed during any period when said meters are not in good working order shall be deemed to have been consumed at the rate of consumption of such water during the most comparable period when such meters were in good working order.

     Section 29.06. Overtime Periods: The Fixed Rent does not reflect or include any charge to Tenant for the furnishing or distributing of any necessary elevator facilities, heat, conditioned air or mechanical ventilation to the Demised Premises during periods (referred to as "Overtime Periods") other than the hours and days set forth above in this Article for the furnishing and distributing of such services. Accordingly, if Owner shall furnish any such elevator facilities, heat, conditioned air or mechanical ventilation to the Demised Premises at the request of Tenant during Overtime Periods, Tenant shall pay Owner for such services at the standard rates then fixed by Owner for the Building or, if no such rates are then fixed, at reasonable rates. Owner shall not be required to furnish any such services during Overtime Periods, unless Owner has received reasonable advance notice from Tenant requesting such services. If Tenant fails to give Owner reasonable advance notice requesting such services during any Overtime Periods, then, whether or not the Demised Premises are habitable during such Overtime Periods, failure by Owner to furnish or distribute any such services during such Overtime Periods shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.

     Section 29.07. Owner's Right to Stop Service: Owner reserves the right to stop the service of the heating, air conditioning, ventilating, elevator, plumbing, electrical or other mechanical systems or facilities in the Building when necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements, which, in the judgment of Owner are desirable or necessary, until said repairs, alterations, replacements or improvements shall have been completed. The exercise of such right by Owner shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Owner agrees to use reasonable efforts to restore any interrupted services, without any obligation, however, to employ labor at overtime or other premium pay rates, except that Owner shall employ labor at such overtime or other premium pay rates in cases where the health or safety of any occupants of the Demised Premises is adversely affected. If practicable, Owner shall attempt to advise Tenant as to the estimated length of time of any such interruption of services.

     Section 29.08. Parking: Tenant shall be entitled to the exclusive use of ten (10) parking spaces in the parking lot adjoining the Building (the "Parking Lot"), which spaces shall be designated, and reserved on behalf of Tenant, by Owner. Otherwise, Tenant shall be permitted to use (non-exclusively) the unreserved spaces in the Parking Lot in common with other tenants and occupants of the Building and their business visitors. Owner shall have the right to reconfigure the Parking Lot and add additional buildings in the Parking Lot and may increase or reduce the number of spaces in the Parking Lot, provided that Tenant shall continue to be entitled to the exclusive use of ten (10) parking spaces in the Parking Lot. No such reconfiguration, additional buildings or reduction in the number of spaces in the Parking Lot for any reason, including, but not limited to, the construction of additional buildings therein or any acquisition or condemnation set forth in Article 10, shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent or relieve Tenant from any of its obligations under this Lease or impose any liability upon Owner, or its agents, or upon any Senior holder of any mortgage or superior interest. Tenant shall have no rights in and to the Parking Lot other than the exclusive use of the parking spaces designated by Owner and the nonexclusive use of the unreserved spaces in the remainder of the Parking Lot in common with other tenants and occupants and their business visitors as set forth herein. Tenant, its employees and business visitors shall not at any time park any trucks or delivery vehicles in the Parking Lot. All parking spaces used by Tenant, its employees and business visitors will be at their own risk, and Owner shall not be liable for any injury to person or property, or for loss or damage to any automobile or its contents, resulting from theft, collision, vandalism or any other cause whatsoever. There shall be no overnight parking, and Tenant shall, and shall cause its employees and business visitors to, remove their automobiles from the Parking Lot at the end of the working day. If any automobiles owned by Tenant or by its employees or business visitors remains in the Parking Lot overnight and the same interferes with the cleaning or maintenance of the Parking Lot (snow or otherwise), any costs or liabilities incurred by Owner in removing said automobile to effectuate cleaning or maintenance, or any damages resulting to said automobile or to Owner's equipment or equipment owned by others by reason of the presence of or removal of said automobile during such cleaning or maintenance shall be paid by Tenant to Owner upon demand of Owner, as additional rent.

     Section 29.09. Maintenance and Operation of the Building: Throughout the Demised Term, Owner shall maintain and operate the Building in a manner which is appropriate for first class office buildings of similar construction, size and class on the south shore of Nassau County, State of New York.

     Section 29.10. Rent Abatement for Interruption of Services: If, for any reason whatsoever other than (w) the result of an act or omission by Tenant, its officers, employees, agents and invitees, (x) a fire or other casualty (for which the provisions of Article 9 shall govern), (y) a taking or an eminent domain (for which the provisions of Article 10 shall govern) or (z) because of any Force Majeure Event (as defined in Section 26.01), (i) all or part of the Demised Premises are rendered untenantable by reason of the fact that the elevator, plumbing, electrical, air conditioning and heating and ventilation services which Owner is obligated to provide to the Demised Premises pursuant to the terms of this Lease are unavailable or inoperative, (ii) Tenant shall give to Owner notice of the fact that such services are unavailable or inoperative and of such resulting untenantability, (iii) Owner shall fail within the Applicable Period (as defined herein) from the date Owner receives Tenant's notice of such failure of the aforesaid services and resulting untenantably to cause such matter to be resolved or cured or perform such maintenance or repair to the extent necessary to again render tenantable the Demised Premises or a portion thereof so previously rendered untenantable as hereinabove provided and such failure is not due to a Force Majuere Event, and (iv) the Demised Premises or the applicable portion thereof shall continue to be untenantable for the purposes for which the Demised Premises are leased by reason of such services being unavailable or inoperative, and (v) Tenant shall have vacated and shall not then using or occupying all or such portion of the Demised Premises so rendered untenantable, then, upon the occurrence of all the aforesaid events, as Tenant's sole remedy therefor, commencing on the day after the expiration of such Applicable Period, the Fixed Rent under Article 1 and increases thereof under Article 23 shall abate until the Demised Premises, or such portion thereof so previously rendered untenantable are rendered tenantable; with it understood that if less than substantially all of the Demised Premises are untenantable, then Tenant shall continue to pay Fixed Rent under Article 1 and increases thereof under Article 23 with respect to the tenantable portion of the Demised Premises based on the proportion that the rentable square feet of the tenantable portion of the Demised Premises bears to the total rentable square feet of the Demised Premises. The term "Applicable Period" as used in this Section 29.10 shall mean sixty (60) consecutive business days.

                                   ARTICLE 30
                             TABLE OF CONTENTS, ETC.

     Section 30.01. Table of Contents/Captions: The Table of Contents and the captions following the Articles and Sections of this Lease have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of this Lease.


                                   ARTICLE 31
     MISCELLANEOUS DEFINITIONS, SEVERABILITY AND INTERPRETATION PROVISIONS

     Section 31.01. The term "business days" as used in this Lease shall exclude Saturdays, Sundays and holidays, the term "Saturdays" as used in this Lease shall exclude holidays and the term "holidays" as used in this Lease shall mean all days observed as legal holidays by either the New York State Government or the Federal Government.

     Section 31.02. The terms "Person" and "persons" as used in this Lease shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities, whether any of the foregoing are acting on their own behalf or in a representative capacity.

     Section 31.03. The term "prime rate" shall mean the rate of interest announced publicly by JPMorgan Chase Bank, or its successor, from time to time, as JPMorgan Chase Bank or such successor's base rate, or if there is no such base rate, then the rate of interest charged by JPMorgan Chase Bank or its successor to its most credit worthy customers on commercial loans having a ninety (90) day duration.

     Section 31.04. If any term, covenant or condition of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term, covenant or condition shall not be affected thereby.

     Section 31.05. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. In the event of any action, suit, dispute or proceeding affecting the terms of this Lease, no weight shall be given to any deletions or striking out of any of the terms of this Lease contained in any draft of this Lease and no such deletion or strike out shall be entered into evidence in any such action, suit or dispute or proceeding given any weight therein.

                                   ARTICLE 32
                               ADJACENT EXCAVATION

     Section 32.01. If an excavation shall be made upon land adjacent to the Real Property, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the Demised Premises for the purpose of doing such work as said person shall deem necessary to preserve the walls and other portions of the Building from injury or damage and to support the same by proper foundations and no such entry shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or said person.


                                   ARTICLE 33
                                 BUILDING RULES

     Section 33.01. Tenant shall observe faithfully, and comply strictly with, and shall not permit the violation of, the Building Rules set forth in Schedule A annexed to and made a part of this Lease and such additional reasonable Building Rules as Owner may, from time to time, adopt. All of the terms, covenants and conditions of Schedule A are incorporated in this Lease by reference and shall be deemed part of this Lease as though fully set forth in the body of this Lease. The term "Building Rules" as used in this Lease shall include those set forth in Schedule A and those hereafter made or adopted as provided in this Section. In case Tenant disputes the reasonableness of any additional Building Rule hereafter adopted by Owner, the parties hereto agree to submit the question of the reasonableness of such Building Rule for decision to the Chairman of the Board of Directors of the Management Division of the Real Estate Board of New York, Inc., or its successor (the "Chairman"), or to such impartial person or persons as the Chairman may designate, whose determination shall be final and conclusive upon Owner and Tenant. Tenant's right to dispute the reasonableness of any additional Building Rule shall be deemed waived unless asserted by service of a notice upon Owner within ten (10) days after the date upon which Owner shall give notice to Tenant of the adoption of any such additional Building Rule. Owner shall have no duty or obligation to enforce any Building Rule, or any term, covenant or condition of any other lease, against any other tenant or occupant of the Building, and Owner's failure or refusal to enforce any Building Rule or any term, covenant or condition of any other lease against any other tenant or occupant of the Building shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.


                                   ARTICLE 34
                                     BROKER

     Section 34.01. Tenant represents and warrants to Owner that Lighthouse Real Estate Management, LLC is the sole broker with whom Tenant has negotiated or otherwise dealt with in connection with the Demised Premises or in bringing about this Lease. Tenant shall indemnify Owner from all loss, cost, liability, damage and expenses, including, but not limited to, reasonable counsel fees and disbursements, arising from any breach of the foregoing representation and warranty.


                                   ARTICLE 35
                              INTENTIONALLY OMITTED

                                   ARTICLE 36
                                ARBITRATION, ETC.

     Section 36.01. Any dispute with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to the provisions of Sections 3.01 or 11.03 with respect to which request Owner has agreed, in such Sections, not unreasonably to withhold such consent or approval, which is submitted to arbitration shall be finally determined by arbitration in the County of Nassau in accordance with the rules and regulations then obtaining of the American Arbitration Association or its successor. Any such determination shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. In making their determination, the arbitrators shall not subtract from, add to, or otherwise modify any of the provisions of this Lease. Owner and Tenant may, at their own expense, be represented by counsel and employ expert witnesses in any such arbitration. Any dispute with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to any of the provisions of this Lease (other than Sections 3.01 and 11.03) with respect to which Owner has covenanted not unreasonably to withhold such consent or approval, and any dispute arising with respect to the increases in Fixed Rent due to the provisions of Section 23.02 shall be determined by applicable legal proceedings. If the determination of any such legal proceedings, or of any arbitration held pursuant to the provisions of this Section with respect to disputes arising under Sections 3.01 and 11.03, shall be adverse to Owner, Owner shall be deemed to have granted the requested consent or approval, or be bound by any determination as to Taxes and Labor Rates and the increases in Fixed Rent relating thereto, but that shall be Tenant's sole remedy in such event and Owner shall not be liable to Tenant for a breach of Owner's covenant not unreasonably to withhold such consent or approval, or otherwise. Each party shall pay its own counsel and expert witness fees and expenses, if any, in connection with any arbitration held pursuant to the provisions of this Section and the parties will share all other expenses and fees of any such arbitration.


                                   ARTICLE 37
                                  PARTIES BOUND

     Section 37.01. The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Owner and Tenant and, except as otherwise provided in this Lease, their respective heirs, distributees, executors, administrators, successors and assigns. However, the obligations of Owner under this Lease shall no longer be binding upon Owner named herein after the sale, assignment or transfer by Owner named herein (or upon any subsequent Owner after the sale, assignment or transfer by such subsequent Owner) of its interest in the Building as owner or lessee, and in the event of any such sale, assignment or transfer, such obligations shall thereafter be binding upon the grantee, assignee or other transferee of such interest, and any such grantee, assignee or transferee, by accepting such interest, shall be deemed to have assumed such obligations. A lease of the entire Building shall be deemed a transfer within the meaning of the foregoing sentence. Neither the partners (direct or indirect) comprising Owner, nor the shareholders (nor any of the partners comprising same), partners, directors or officers of any of the foregoing (collectively, the "Owner's Parties") shall be liable for the performance of Owner's obligations under this Lease. Tenant shall look solely to Owner to enforce Owner's obligations hereunder and shall not seek any damages against any of the Owner's Parties. Notwithstanding anything contained in this Lease to the contrary, Tenant shall look solely to the estate and interest of Owner, its successors and assigns, in the Real Property and Building for the collection or satisfaction of any judgment recovered against Owner based upon the breach by Owner of any of the terms, conditions or covenants of this Lease on the part of Owner to be performed, and no other property or assets of Owner or any of Owner's Parties shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of landlord and tenant hereunder, or Tenant's use and occupancy of the Demised Premises.


                                   ARTICLE 38
                                SUBSTITUTE SPACE

     Section 38.01. Tenant agrees that Owner may elect, at any time, by notice (referred to as "Owner's Notice") to Tenant to substitute for all or any portion of the original Demised Premises any other portion of the Building which shall have approximately the same number of rentable square feet of space as the portion of the original Demised Premises being substituted (measured by Owner in the same manner as Owner has measured the original Demised Premises) and in the event of such election by Owner, Owner's Notice shall contain such number of rentable square feet and shall be accompanied by a floor plan delineating the additional portion of the Building so substituted. Said additional portion of the Building so substituted shall be usable for storage in the event the portion of the Demised Premises being substituted is the Storage Space and as general offices if the remainder of the Demised Premises is being substituted. Owner's Notice shall contain a date (referred to as the "Surrender Date") upon which Tenant shall be required to vacate and surrender to Owner the portion of the original Demised Premises being substituted which Surrender Date shall be at least sixty (60) days next following the date of the giving of Owner's Notice. Upon the giving of Owner's Notice, Tenant shall vacate and surrender to Owner the portion of the original Demised Premises in question on or prior to the Surrender Date in accordance with the provisions of Article 21 and relocate into such substituted space (which, together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein is referred to as the "Substituted Space") as of the earlier of the following two (2) dates [referred to as the "Substituted Space Commencement Date"]: (i) the date Tenant shall relocate therein; or (ii) the date next following the Surrender Date, or at any time thereafter, other than Tenant's Personal
Property. Tenant agrees to accept possession of the Substituted Space in the condition existing as of the Substituted Space Commencement Date provided it is usable for storage or as general offices, as the case may be, and further provided that Owner shall build-out and paint and/or finish the Substituted Space in a manner substantially similar to the original Demised Premises. Owner agrees, at Owner's sole cost and expense on or prior to the Surrender Date, to
(i) build-out and finish the Substituted Space as provided in the immediately preceding sentence, (ii) move all of Tenant's Personal Property from the Demised Premises to the Substituted Space and (iii) run all telecommunications cabling and electric wiring servicing the Original Demised Premises to the Substituted Space so that Tenant shall be able to obtain services substantially similar to those services used by Tenant in the original Demised Premises, all of which items (i), (ii) and (iii) shall be performed in a manner so as to insure the continuous operation of Tenant's business. As of the Substituted Space Commencement Date, the Substituted Space shall hereby be deemed to be included in the Demised Premises for all purposes of this Lease as though the Substituted Space were initially leased by Owner to Tenant without in any way affecting any of the terms, covenants or conditions of this Lease unless the Substituted Space contains more or less rentable square feet than the portion of the original Demised Premises for which such space was substituted, in which event this Lease shall be modified as provided in Section 38.02.

     Section 38.02. Owner and Tenant agrees that the rentable square footage of the Storage Space is 2,300 square feet and the rentable square footage of the remainder of the Demised Premises is 3,367 square feet. In the event the Substituted Space contains more or less rentable square feet than the portion of the original Demised Premises for which such space was substituted (the difference in square footage from the original Demised Premises is referred to as the "Square Footage Differential"), then, on the Substituted Space Commencement Date:

     A. The Fixed Rent shall be increased or decreased, as the case may be, by a sum equal to the product of (i) the Fixed Rent per rentable square foot as of the Substituted Space Commencement Date multiplied by (ii) the Square Footage Differential, and the monthly installments of the Fixed Rent shall be adjusted accordingly to conform with the foregoing. In the event that the Substituted Space Commencement Date shall be other than the first (1st) day of any calendar month, the monthly installment of Fixed Rent for the calendar month during which the Substituted Space Commencement Date shall occur shall be adjusted pro-rata to reflect such adjustment in the Fixed Rent.

     B. The Demised Premises Area set forth in Section 23.01 shall be increased or decreased, as the case may be, by the Square Footage Differential.

     Section 38.03. Upon demand of Owner, Tenant will execute, acknowledge and deliver to Owner an instrument, in form reasonably satisfactory to Owner, setting forth the modifications to this Lease resulting from any Square Footage Differential. However, neither the failure of Owner to demand the execution and delivery of such instrument nor the failure of Tenant to execute and deliver such instrument shall vitiate the provisions of this Article.


                                   ARTICLE 39
                           TENANT'S TERMINATION OPTION

     Section 39.01. Definitions: For the purposes of this Article, (i) the term "Owner's Repayment Expenses" shall be deemed to be a sum equal to the aggregate of (a) any brokerage commissions paid or payable by Owner in connection with this Lease plus (b) the total cost expended by Owner in the performance of Owner's Initial Work, plus (c) the total amount of Fixed Rent excused during the Rent Holiday Period, (ii) the term "Termination Percentage" shall mean the percentage obtained by dividing the total number of months which would have remained in the Demised Term from and after the Earlier Termination Date (as hereinafter defined) if the termination option set forth in this Article were not exercised by one hundred twenty-one (121) months and (iii) the term "Termination Consideration" shall be deemed to be a sum equal to the product of
(x) Owner's Repayment Expenses, multiplied by (y) the Termination Percentage.

     Section 39.02. Exercise of Termination Option: Provided (i) this Lease has not been terminated previously pursuant to the provisions of this Lease or pursuant to law; and (ii) Tenant is not then in default (x) under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed (other than the covenant to pay Fixed Rent) beyond the applicable notice and cure periods set forth in this Lease or (y) of the covenant to pay Fixed Rent, Tenant shall have the right to terminate this Lease and the Demised Term as of the last day of any calendar month (which day is referred to as the "Earlier Termination Date") by notice to Owner exercising such right at least sixty (60) days prior to the Earlier Termination Date, together with a certified or bank check to the order of Owner in a sum equal to the Termination Consideration, which sum shall be in addition to the Fixed Rent and additional rent payable by Tenant under the provisions of this Lease through the Earlier Termination Date. Time is of the essence with respect to the giving of such notice and any notice given after the Termination Option Notice Date purporting to exercise such option shall be void and of no force or effect. Such notice of termination shall be given in accordance with the provisions of Article 27. In the event Tenant shall give any such notice of termination pursuant to the provisions of this Section and shall otherwise comply with the conditions of the exercise of Tenant's right to terminate this Lease, including, but not limited to, the payment of the Termination Consideration, this Lease and the Demised Term shall come to an end and expire on the Tenant's Earlier Termination Date with the same force and effect as though said date were the Expiration Date, unless sooner terminated pursuant to any other term, covenant or condition of this Lease or pursuant to law.

     Section 39.03. Instrument Confirming Exercise of Termination Option: Upon request of Owner, from time to time, Tenant will execute and deliver to Owner an instrument, in form reasonably satisfactory to Owner, stating whether or not Tenant has exercised the right of termination contained in Section 39.01. Failure of Owner to request the execution and delivery of such instrument or failure of Tenant to execute such instrument, however, shall not vitiate the foregoing provisions of this Article.

                                   ARTICLE 40

               TENANT'S RIGHT OF FIRST OFFER FOR ADDITIONAL SPACE

     Section 40.01. Tenant's First Offer Right: Provided that (a) Tenant is not then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed and (b) Tenant, in contradistinction to any subtenants or other occupants, shall then be in occupancy of the entire Demised Premises (for the purposes of this Article 40 any space leased to Tenant under this Lease which has been eliminated from the Demised Premises pursuant to
Section 11.03 shall be deemed space leased to Tenant under this Lease) then Tenant shall have the right (sometimes referred to herein as "Tenant's First Offer Right"), subject to the provisions of this Article, exercisable in accordance with the provisions of Section 40.02, to lease and add to the Demised Premises any space in the Building on the third (3rd) floor which space is contiguous to the portions of the Demised Premises located on the third (3rd) floor of the Building (each such space is referred to herein as an "Additional Space"), if after the initial leasing by Owner of such Additional Space after the date hereof] it becomes "available for leasing" during the Demised Term. Tenant acknowledges that Owner may initially lease any Additional Space which is vacant as of the date hereof for whatever term, and upon all other terms, covenants and conditions, and to whomever it desires in Owner's sole judgment. No Additional Space shall be deemed "available for leasing" if (a) the then tenant of the Additional Space or any assignee, successor, subtenant or other occupant holding through or under such tenant, shall enter into (i) any agreement with Owner extending the letting agreement affecting the Additional Space or (ii) any new lease with Owner affecting the Additional Space, or (b) any other tenant in the Building or any assignee or successor of such other tenant shall exercise any contractual option or right which it or has to lease the Additional Space (whether the Additional Space in question is specifically referred to in any such contractual option or right or Owner must utilize such Additional Space in question in order to satisfy such contractual option or right). Notwithstanding the foregoing provisions of this Section 40.01, Tenant shall not have the right to lease and add to the Demised Premises the Additional Space pursuant to Tenant's First Offer Right which becomes available for leasing if, at the time of the exercise of such Tenant's First Offer Right by Tenant, there are less than two (2) years remaining of the Demised Term of this Lease, unless Tenant has unconditionally exercised the applicable Tenant's renewal option set forth in Article 41 so as to extend the Demised Term for more than two (2) years.

     Section 40.02. Notice of Availability and Tenant's Exercise of Option.

     A. In the event that the Additional Space shall become or about to become available for leasing in accordance with the provisions of Section 40.01, Owner shall give notice thereof to Tenant (any such notice is referred to as an "Owner's Availability Notice"), which Owner's Availability Notice shall contain the date such Additional Space is expected to be vacant or available for leasing and which Notice shall be accompanied by a floor plan of the Additional Space unless it is a full floor. Owner's Availability Notice may be given not more than twenty-four (24) months prior to the date set forth in such Notice upon which such Additional Space is expected to become vacant and available for leasing (the date set forth in Owner's Availability Notice on which such Additional Space is expected to become available for leasing is sometimes referred to as an "Expected Vacancy Date"). Upon Owner giving Tenant an Owner's Availability Notice, Tenant may exercise Tenant's First Offer Right only by notice given to Owner within ten (10) days next following the date of the giving of such Owner's Availability Notice, and by giving such notice Tenant shall thereby lease and add such Additional Space to the Demised Premises for a term to begin, subject to Section 40.03, on the Expected Vacancy Date; any notice given by Tenant to Owner exercising such Tenant's First Offer Right is referred to as "Tenant's First Offer Notice".

     B. It is understood and agreed that "time is of the essence" with respect to Tenant's exercise of its Tenant's First Offer Right pursuant to this Article and that if Tenant does not exercise such Tenant's First Offer Right within the ten (10) day time limitation set forth in Subsection A above, any notice purporting to exercise such Tenant's First Offer Right given after the expiration of such time limitation shall be void and of no force and effect and Tenant shall have no further right to lease and add any Additional Space to the Demised Premises.

     C. If Tenant exercises Tenant's First Offer Right in accordance with the provisions of this Article 40, then the Additional Space shall be leased by Tenant and added to the Demised Premises upon all of the then executory terms, covenants and conditions as are contained in this Lease, except as otherwise set forth herein, adjusted to reflect (x) the number of rentable square feet contained in the applicable Additional Space, and (y) that the term applicable to the Additional Space in question shall, commence on the Expected Vacancy Date, as the same may be accelerated or delayed pursuant to the provisions of
Section 40.03.

     Section 40.03. A. Acceleration of First Offer Vacancy Date: In the event that the Additional Space shall become available for leasing sooner than the Expected Vacancy Date because of the termination of the term of the lease or occupancy affecting such Additional Space, Owner shall have the right to accelerate the Expected Vacancy Date to such sooner date upon not less than ten
(10) days notice to Tenant.

     B. Holdover Occupant: Owner and Tenant acknowledge the possibility that all or any of the tenants or occupants of the Additional Space may not have vacated and surrendered the Additional Space to Owner by the Expected Vacancy Date. Accordingly, notwithstanding anything to the contrary contained in Sections
40.01 or 40.02 or in any Owner's Availability Notice, if such tenants or occupants shall not have vacated and surrendered the Additional Space to Owner by the Expected Vacancy Date, then (a) the term applicable to the Additional Space shall commence (i) on the Expected Vacancy Date with respect to those portions, if any, of the Additional Space which are vacant on the applicable Expected Vacancy Date, and (ii) with respect to those portions, if any, of the Additional Space which are not vacant on the Expected Vacancy Date, on the respective later date or dates upon which such portions of the Additional Space become vacant and Owner gives notice to Tenant of such vacancy, and (b) the increases in Fixed Rent, the Demised Premises Area and all other modifications of this Lease resulting from the application of the provisions of this Article 40 shall be equitably adjusted to reflect the fact that all or any portions of the Additional Space have not been leased and added to the Demised Premises on the Expected Vacancy Date but are leased and added to the Demised Premises on a date or dates after the Expected Vacancy Date.

     C. Lease Not  Affected:  In the event that the  provisions  of this Section
40.03 shall apply, then, the parties agree that (a) the Expiration Date shall not be affected by operation of the provisions of this Section 40.03; (b) except as expressly set forth in this Section 40.03, neither the validity of this Lease nor the obligations of Tenant under this Article 40 shall be affected by operation of the provisions of this Section 40.03; (c) Tenant waives any rights under Section 223-a of the Real Property Law of New York or any successor statute of similar import to rescind this Lease or such Tenant's exercise of Tenant's First Offer Right and further waives the right to recover any damages against Owner which may result from the failure of Owner to deliver possession of the Additional Space on the Expected Vacancy Date; and (d) Owner shall institute, within thirty (30) days after the Expected Vacancy Date set forth in Owner's Availability Notice, appropriate proceedings against any such Additional Space tenants or occupants who have not vacated and surrendered all or any portion of the Additional Space in order to obtain possession thereof, and shall prosecute such proceedings to completion with reasonable diligence.

     Section 40.04.  Modification of Lease - Inclusion of the Additional  Space:
In the event that Tenant shall timely exercise Tenant's First Offer Right in accordance with the provisions of this Article then, on the effective commencement date of the term applicable to the Additional Space, this Lease shall be deemed modified as follows:

     A. The Demised Premises shall include the Additional Space (together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein at the commencement of the term applicable to the Additional Space or at any time during said term, other than Tenant's Personal Property) for all purposes of this Lease;

     B. The Fixed Rent reserved in this Lease shall be increased by the fair market annual rental value of the Additional Space as of the commencement date of the demised term applicable thereto, as determined by agreement between Owner and Tenant or by arbitration as provided in Section 40.06, but in no event shall such increase in the Fixed Rent per rentable square foot, from time to time, be less than the Fixed Rent per rentable square foot in effect from time to time applicable to the original portion of the Demised Premises (before giving effect to any abatement or apportionment of such Fixed Rent), and the monthly installments of the Fixed Rent shall each be increased accordingly to conform with the foregoing. In the event that the term applicable to the Additional Space shall commence on a date other than the first day of any month, the monthly installment of the Fixed Rent for the month during which the term applicable to the Additional Space shall occur shall be increased pro rata to reflect such increase in the Fixed Rent; and

     C. The Demised Premises Area set forth in Section 23.01 shall be increased by the number of rentable square feet contained in the Additional Space, determined in the same manner as the original Demised Premises

     Section 40.05. Condition of Additional Space: Tenant agrees to accept the Additional Space in the condition which shall exist on the commencement date of the term applicable thereto "as is" and further agrees that Owner shall have no obligation to perform any work or make any installations in order to prepare the Additional Space for Tenant's occupancy.

     Section  40.06.  Determination  of Fair Market Rental  Value:  In the event
Owner and Tenant are unable to agree as to the fair market annual rental value of the Additional Space, then, upon the demand of either Owner or Tenant, such fair market annual rental value shall be determined by arbitration as follows:

     (a) Owner and Tenant shall each appoint an arbitrator within thirty (30) days after notice by either party requesting arbitration of the issue. If either Owner or Tenant shall have failed to appoint an arbitrator within such period of time, then such arbitrator shall be appointed by the American Arbitration Association, or its successor, or if at such time such association is not in existence and has no successor, then by the presiding Justice of the Appellate Division, Second Department, of the Supreme Court of the State of New York, or any successor court, upon request of either Owner or Tenant, as the case may be.

     (b) The two arbitrators appointed, as above provided, shall select a third arbitrator and if they fail to do so within thirty (30) days after their appointment, such third arbitrator shall be appointed as above provided for the appointment of an arbitrator in the event either party fails to do so.

     (c) All of such arbitrators shall be real estate appraisers or brokers having at least fifteen (15) years of experience in such field in the County of Nassau, State of New York.

     (d) The three arbitrators, selected as aforesaid, forthwith shall convene and render their decision as promptly as practicable after the appointment of the third arbitrator. The decision of such arbitrators shall be in writing and the vote of the majority of them (or, if there be no majority decision, then the decision of the last appointed arbitrator) shall be the decision of all and binding upon Owner and Tenant whether or not a judgment shall be entered in any court. Duplicate original counterparts of such decision shall be sent by the arbitrators to both Owner and Tenant.

     (e) The arbitrators, in arriving at their decision, shall be entitled to consider all testimony and documentary evidence which may be presented at any hearing as well as facts and data which the arbitrators may discover by investigation and inquiry outside of such hearings. The arbitrators shall be bound by the provisions of this Lease, and shall not add to, subtract from, or otherwise modify such provisions. The cost and expense of such arbitration shall be borne equally by Owner and Tenant, except that each party shall pay its own counsel fees and expenses.

     (f) Notwithstanding any findings of the arbitrators, as to such fair market annual rental rate per rentable square foot, the Fixed Rent applicable to the Additional Space from time to time per rentable square foot shall not be less than the Fixed Rent per rentable square foot in effect from time to time applicable to the original Demised Premises (before giving effect to any abatement or apportionment of Fixed Rent).

     (g) If the determination of the Fixed Rent payable with respect to the Additional Space has not been made by the commencement of the term applicable to the Additional Space, Tenant, until such determination, shall continue to pay for the Additional Space as the same scheduled Fixed Rent per square foot then allocable to the original portion of the Demised Premises (as the same may have been escalated pursuant to the provisions of this Lease) before any abatement or apportionment thereof, and following such determination Tenant shall pay to Owner, upon demand, any additional sums due to Owner as a result of such determination.

     Section 40.07. Confirmation of Tenant's Exercise of Option: Upon demand of Owner, Tenant will execute and deliver to Owner an instrument in form satisfactory to Owner stating whether or not Tenant has exercised any option contained in this Article and if Tenant has exercised such option setting forth the effective commencement date of the term applicable to the Additional Space in question and the Fixed Rent applicable to the Additional Space in question.

However, neither the failure of Owner to demand the execution and delivery of such instrument nor the failure of Tenant to execute and deliver such instrument shall vitiate the provisions of this Article.

                                   ARTICLE 41

                                 RENEWAL OPTIONS

     Section 41.01. Tenant's Renewal Options: A. Provided (i) Tenant is not then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed; and (ii) Tenant, in contradistinction to any subtenants or occupants, shall then be in occupancy of the entire Demised Premises (with it understood that any space leased under this Lease which has been removed or eliminated from the Demised Premises pursuant to the provisions of Section 11.03 shall be deemed leased to Tenant under this Lease for the purposes of this Section 41.01), Tenant shall have the option to renew this Lease and the Demised Term for the first renewal term (referred to as the "First Renewal Term") of five (5) years commencing on the date immediately following the Expiration Date (such date, the "First Renewal Commencement Date") and ending, unless sooner terminated pursuant to the terms, covenants and conditions of this Lease or pursuant to law, on the last day of the calendar month in which the day immediately preceding the fifth (5th) anniversary of the first day of the First Renewal Term shall occur (such last day, the "First Extended Expiration Date"). If Tenant exercises such option in accordance with the provisions and limitations of this Article, this Lease and the Demised Term shall be renewed for the First Renewal Term upon the same then executory terms, covenants and conditions as the original Demised Term, including the definitions of Owner's Basic Tax Liability set forth in Section 23.01D, except that the Fixed Rent due and payable during the First Renewal Term shall be:

     1. One Hundred Forty-Three Thousand Four Hundred Thirty-One and 76/100 ($143,431.76) Dollars per annum ($11,952.65 per month) for the period from the First Renewal Commencement Date to and including the last day of the calendar month in which the day immediately preceding the first (1st) anniversary of the First Renewal Commencement Date shall occur;

     2. One Hundred Forty-Seven Thousand Seven Hundred Thirty-Four and 72/100 ($147,734.72) Dollars per annum ($12,311.23 per month) for the next year of the First Renewal Term;

     3. One Hundred Fifty-Two Thousand One Hundred Sixty-Six and 76/100 ($152,166.76) Dollars per annum ($12,680.56 per month) for the next year of the First Renewal Term;

     4. One Hundred Fifty-Six Thousand Seven Hundred Thirty-One and 76/100 ($156,731.76) Dollars per annum ($13,060.98 per month) for the next year of the First Renewal Term; and

     5. One Hundred Sixty-One Thousand Four Hundred Thirty-Three and 71/100 ($161,433.71) Dollars per annum ($13,452.81 per month) for the remainder of the First Renewal Term.

     The parties acknowledge that during the First Renewal Term, the Fixed Rent allocable to the Storage Space is as follows:


     a. Thirty-Nine Thousand Nine Hundred Ninety-Four and 95/100 ($39,994.95) Dollars per annum for the period from the First Renewal Commencement Date to and including the last day of the calendar month in which the day immediately preceding the first (1st) anniversary of the First Renewal Commencement Date shall occur;

     b. Forty-One Thousand One Hundred Ninety-Four and 80/100 ($41,194.80) Dollars per annum for the next year of the First Renewal Term;

     c. Forty-Two Thousand Four Hundred Thirty and 64/100 ($42,430.64) Dollars per annum for the next year of the First Renewal Term;

     d. Forty-Three Thousand Seven Hundred Three and 56/100 ($43,703.56) Dollars per annum for the next year of the First Renewal Term; and

     e. Forty-Five Thousand Fourteen and 67/100 ($45,014.67) Dollars per annum for the remainder of the First Renewal Term.

     B. Provided (i) Tenant is not then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, (ii) Tenant, in contradistinction to any subtenants or occupants, shall then be in occupancy of the entire Demised Premises (with it understood that any space leased under this Lease which has been removed or eliminated from the Demised Premises pursuant to the provisions of Section 11.03 shall be deemed leased to Tenant under this Lease for the purposes of this Section 41.01), and
(iii) Tenant shall have exercised the option to lease the Demised Premises during the First Renewal Term pursuant to the provisions of Subsection A of this
Section 41.01, Tenant shall have the option to renew this Lease and the Demised Term for a second and final renewal term (referred to as the "Final Renewal Term") of five (5) years commencing on the date immediately following the First Extended Expiration Date (referred to as the "Final Renewal Commencement Date") and ending, unless sooner terminated pursuant to the terms, covenants and conditions of this Lease or pursuant to law, on the last day of the calendar month in which the day immediately preceding the fifth (5th) anniversary of the first day of the Final Renewal Term shall occur. If Tenant exercises such option in accordance with the provisions and limitations of this Article, this Lease and the Demised Term shall be renewed for the Final Renewal Term upon the same then executory terms, covenants and conditions as the First Renewal Term, including the definitions of Owner's Basic Tax Liability set forth in Section 23.01D, except that the Fixed Rent due and payable during the Final Renewal Term shall be:

     1. One Hundred Sixty-Six Thousand Two Hundred Seventy-Six and 73/100 ($166,276.73) Dollars per annum ($13,856.39 per month) for the period from the Final Renewal Commencement Date to and including the last day of the calendar month in which the day immediately preceding the first (1st) anniversary of the Final Renewal Commencement Date shall occur;

     2. One Hundred Seventy-One Thousand Two Hundred Sixty-Five and 03/100 ($171,265.03) Dollars per annum ($14,272.09 per month) for the next year of the Final Renewal Term;

     3.  One  Hundred   Seventy-Six   Thousand   Four  Hundred  Two  and  98/100
($176,402.98) Dollars per annum ($14,700.25 per month) for the next year of the Final Renewal Term;

     4. One Hundred Eighty-One Thousand Six Hundred Ninety-Five and 07/100 ($181,695.07) Dollars per annum ($15,141.26 per month) for the next year of the Final Renewal Term; and

     5. One Hundred Eighty-Seven Thousand One Hundred Forty-Five and 92/100 ($187,145.92) Dollars per annum ($15,595.49 per month) for the remainder of the Final Renewal Term.

     The parties acknowledge that during the Final Renewal Term, the Fixed Rent allocable to the Storage Space shall be as follows:


     a. Forty-Six Thousand Three Hundred Sixty-Five and 11/100 ($46,365.11) Dollars per annum for the period from the Final Renewal Commencement Date to and including the last day of the calendar month in which the day immediately preceding the first (1st) anniversary of the Final Renewal Commencement Date shall occur;

     b. Forty-Seven Thousand Seven Hundred Fifty-Six and 06/100 ($47,756.06) Dollars per annum for the next year of the Final Renewal Term;

     c. Forty-Nine Thousand One Hundred Eighty-Eight and 69/100 ($49,188.69) Dollars per annum for the next year of the Final Renewal Term;

     d. Fifty Thousand Six Hundred Sixty-Four and 35/100 ($50,664.35) Dollars per annum for the next year of the Final Renewal Term; and

     e. Fifty-Two Thousand One Hundred Eighty-Four and 28/100 ($52,184.28) Dollars per annum for the remainder of the Final Renewal Term.


The First Renewal Term and the Final Renewal Term are each individually referred to as a "Renewal Term."

     Section 41.02. Tenant's Exercise of Option: Each of the options set forth in Section 41.01 may only be exercised by notice given by Tenant to Owner on or prior to the date which is twelve (12) months immediately preceding the commencement date of the applicable Renewal Term in question. Time is of the essence with respect to the exercise of each option. Tenant shall not have the right to give any such notice after the date which is twelve (12) months immediately preceding the commencement date of the applicable Renewal Term, and any notice given after said applicable date purporting to exercise such option shall be void and of no force or effect.

     Section 41.03. Confirmation of Exercise of Tenant's Renewal Right: Tenant, upon request of Owner, from time to time, will execute and deliver to Owner an instrument in form reasonably satisfactory to Owner stating whether or not Tenant has exercised any right to renew pursuant to the provisions of Section
41.01 and, if Tenant has exercised any such right, setting forth the Fixed Rent for the applicable Renewal Term. However, failure of Owner to request the execution and delivery of any such instrument or failure of Tenant to execute and deliver such instrument shall not vitiate the foregoing provisions of this Article.


     IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this Lease as of the day and year first above written.


                         OWNER:

                         LIGHTHOUSE 444 LIMITED PARTNERSHIP,

                         By:  LIGHTHOUSE 444 OPERATING, LLC, its managing member


                              By:      /s/ Louis Sheinker
                                 -----------------------------------------------
                                   Name:   Louis Sheinker
                                   Title:  Member


                         TENANT:

                         GTJ CO., INC.


                         By:         /s Jerome Cooper
                            ----------------------------------------------------
                                   Name:  Jerome Cooper
                                   Title: President

                   UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                             (Within New York State)


State of New York      )
                        :ss.:
County of Nassau       )


     On the 21 day of April, in the year 2005, before me, the undersigned, personally appeared Jerome Cooper, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                             /s/ Suzanne Mikos David
                       ---------------------------------------------------------
                      (Signature and Office of individual taking acknowledgment)



                   UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                           (Outside of New York State)

State, District of Columbia, Territory,
Possession or Foreign Country
___________________):ss.:

     On the ___day of _________in the year ____, before me, the undersigned, personally appeared ___________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in the __________. (Insert the city or other political subdivision and the state or country or other place the acknowledgment was taken.)

                       ---------------------------------------------------------
                      (Signature and office of individual taking acknowledgment)

                                   EXHIBIT A-1

This floor plan of a portion of the third (3rd) floor in the building known as 444 Merrick Road, Lynbrook, New York, is annexed to this Agreement of Lease and made a part hereof solely to delineate by outlining and diagonal markings that portion of the third (3rd) floor demised to Tenant under this Agreement of Lease. All areas, dimensions, conditions and locations are approximate.

                                    EXHIBIT B

                              OWNER'S INITIAL WORK

I. Owner agrees to supply and install in the Demised Premises all of the items set forth on Owner's Work Plans referred to in Paragraph IV of this Exhibit B, as it may be modified to reflect any Change Work (as defined in Paragraph IV), unless prevented by job conditions or other circumstances beyond the reasonable control of Owner or unless variations thereto are necessary to comply with Legal Requirements (such work and installations are referred to herein as "Owner's Initial Work").

II. Owner's Initial Work shall be equal to standards adopted by Owner for the Building. Owner's Initial Work shall constitute a single non-recurring obligation on the part of Owner. In the event the Lease is renewed or extended for a further term by agreement or operation of law, Owner's obligation to perform Owner's Initial Work shall not apply to any such renewal or extension.

III. Subject to the provisions of Paragraphs IV(4) and VI of this Exhibit B, Owner's Initial Work shall be substantially completed prior to the Commencement Date. At any time after such substantial completion, Owner may enter the Demised Premises to complete unfinished details of Owner's Initial Work and entry by Owner, its agents, servants, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

IV. (1) Owner shall submit to Tenant a complete set of plans and specifications (referred to herein as "Owner's Work Plans") for those Alterations to the Demised Premises comprising Owner's Initial Work. In the event that Tenant shall have any comments or concerns with respect to Owner's Work Plans (or any revisions thereof), Tenant shall deliver a notice to Owner, within five (5) days immediately following Tenant's receipt of Owner's Work Plans (or any revisions thereof), setting forth such comments or concerns. Time is of the essence with respect to the delivery of any such notice from Tenant to Owner. Any notice setting forth comments or concerns with respect to Owner's Work Plans delivered to Owner after such five (5) day period shall be of no force or effect. In the event that Tenant delivers any such notice to Owner after said five (5) day period or if Tenant fails to deliver any such notice to Owner, then in such event, Owner's Work Plans (and any revisions thereof) shall be deemed approved.

     (2) A. Owner shall deliver to Tenant, along with the complete set of Owner's Work Plans pursuant to subdivision (1) above, a notice identifying which items contained in Owner's Work Plans, if any, will or might be subject to certain delays in delivery and which might affect the date of substantial completion of Owner's Initial Work. Tenant may, within five (5) days after such notice from Owner, designate, subject to the limitations (i) through (vi) set forth in subparagraph (4)(A) of Paragraph IV, other available items which will not be subject to delays in delivery. If Tenant fails to timely make such designations, Owner will have no obligation to supply or install the items set forth in such Owner's notice or, at Owner's election, Owner shall have the right to perform the work relating to such items and for the purpose of determining whether or not Owner's Initial Work shall have been substantially completed and for the purpose of fixing the Commencement Date pursuant to Section 1.02 of this Lease, said items set forth in such notice and all other related work and installations shall be deemed unfinished details of Owner's Initial Work which may be performed by Owner after the substantial completion of Owner's Initial Work in accordance with the provisions of Paragraph III of this Exhibit B and, accordingly, shall not affect the Commencement Date.

     B. As part of  Owner's  Initial  Work and  pursuant  to the  provisions  of
Section 29.02 of the Lease, Owner shall install the Dedicated AC Unit to provide conditioned air to the Demised Premises. Owner has advised Tenant that the air conditioning unit to be installed by Owner as part of the Dedicated AC Unit (which air-conditioning unit shall be installed on the rooftop of the Building) is a so-called "long lead item" and that the delivery of such air-conditioning unit may be subject to certain delays in delivery which may affect the date of the substantial completion of Owner's Initial Work. However, notwithstanding any delay in the delivery of said air-conditioning unit, Owner shall install all piping, conduits and related equipment in and to the Demised Premises which shall be necessary to operate the Dedicated AC Unit and run (as necessary) such piping, conduit and related equipment to the rooftop of the Building, such that, upon the completion of the installation of such equipment, Owner shall be able to connect the air-conditioning unit to such equipment at the roof top access points. Accordingly, the parties hereby agree that, for the purpose of determining whether or not Owner's Initial Work shall have been substantially completed and for the purpose of fixing the Commencement Date pursuant to
Section 1.02 of this Lease, provided Owner has so installed the piping, conduit and related equipment described above, the installation of said air-conditioning unit shall be deemed an unfinished detail of Owner's Initial Work which may be performed by Owner after the substantial completion of Owner's Initial Work in accordance with the provisions of Paragraph III of this Exhibit B and, accordingly, shall not affect the Commencement Date.

     (3) In the event substantial completion of Owner's Initial Work shall be delayed by reason of Tenant's delays in submitting any plans or specifications, or in supplying information, or in approving plans or specifications or estimates, or in giving authorizations or by reason of any Change Work (as hereinafter defined) or by reason of any other similar acts or omissions of Tenant, then, in such event, Tenant agrees to pay to Owner, as agreed liquidated damages for such delays occasioned by Tenant's acts or omissions, as the case may be, sums equal to one (1) day's Fixed Rent for each day that such failure or delay shall continue. Tenant shall also pay to Owner a sum equal to any additional cost to Owner in completing Owner's Initial Work resulting from any of the foregoing failures, acts or omissions of Tenant. Any such sums may be collected by Owner, from time to time, upon demand, whether or not the Demised Term shall have commenced.

     (4) A. Tenant, after the submission of Owner's Work Plans, may designate, subject to Owner's approval, substitute or additional work, materials or installations (referred to collectively as "Change Work") to be supplied and installed by Owner in replacement of, or in addition to, the work, materials and installations set forth on Owner's Work Plans, provided that such Change Work:
(i) is in compliance with the provisions of this Lease, including without limitation Articles 3 and 6 hereof; (ii) is practical and consistent with the physical conditions in the Building and with the plans for the Building filed with the appropriate governmental authorities and agencies; (iii) will not impair Owner's ability to perform any of Owner's obligations under the provisions of this Lease; (iv) will not affect any portions of the Building other than the Demised Premises; (v) shall (a) be in Auto-CAD format and be signed, sealed and certified by a registered architect and, if applicable, engineer duly licensed in the State of New York and (b) comply with all applicable Legal Requirements so that Owner's Work Plans may, without further amendment or change, be used for engineering drawings and specifications and filed with and approved by the appropriate governmental authorities and agencies; and (vi) will not tend to delay completion of Owner's Initial Work. If, at or about the time of the submission by Tenant to Owner of any Change Work, it appears to Owner that any item of Change Work designated by Tenant will tend to delay completion of Owner's Initial Work, or, notwithstanding Owner's approval of any Change Work, if it subsequently appears to Owner that any item of Change Work designated by Tenant will tend to delay completion of Owner's Initial Work, Owner in each case shall notify Tenant in writing to that effect and Tenant, within five (5) days after the giving of such notice (as determined in accordance with Article 27 of this Lease), will designate, subject to the foregoing limitations (i) through (vi), other available items of Change Work which will not so tend to delay completion. If Tenant fails to make such designations within five (5) days after the giving of said notice, Owner will have no obligation to supply or install the items set forth in such Owner's notice or, at Owner's election, Owner shall have the right to perform such items of Change Work in accordance with the provisions of this Exhibit B, except that, solely for the purpose of determining whether or not Owner's Initial Work has been substantially completed and for the purpose of fixing the Commencement Date pursuant to Section 1.02 of this Lease, such items of Change Work and all other related work and installations shall be deemed unfinished details of Owner's Initial Work which may be performed after the Commencement Date in accordance with the provisions of Paragraph III of this Exhibit B and, accordingly, shall not affect the Commencement Date.

     B. Tenant shall pay to Owner a sum equal to the amount by which the aggregate of (a) the actual cost and expense to Owner of supplying and installing all Change Work designated by Tenant (including, but not limited to, the cost to Owner of a field superintendent, operating engineer, laborers, freight elevator costs, rubbish removal, temporary sprinkler and lighting, electric and heat, protection, insurance, filing and expediting building permits and other governmental approvals, blueprint costs and every other item which customarily would be considered a general condition and, if applicable, any construction management or other fees paid to the general contractor or construction manager who is performing Owner's Initial Work [such aggregate actual cost and expense is referred to as "Owner's Additional Construction Cost"] plus (b) if there is no general contractor or construction manager who is performing Owner's Initial Work, ten (10%) percent of Owner's Additional Construction Cost for office overhead and as a construction management fee, shall exceed (c) the following credits: a sum equal to the actual cost and expense to Owner (including, but not limited to, the cost to Owner of a field superintendent, operating engineer, laborers, freight elevator costs, rubbish removal, temporary sprinkler and lighting, electric and heat, protection, insurance, Building Department, filing and expediting building permits and other governmental approvals, blueprint costs and every other item which customarily would be considered a general condition) of all items required to be supplied and installed by Owner pursuant to paragraph I of this Exhibit B for which Change Work is substituted by Tenant (however, if the actual cost and expense to Owner of any item of Change Work designated by Tenant as a substitution shall be less than the actual cost and expense to Owner of the item set forth in paragraph I of this Exhibit B for which such substitution is made, the credit to which Tenant shall be entitled for such substitution shall be limited to the actual cost and expense to Owner of the item of Change Work so designated by Tenant; nor shall Tenant be entitled to any credit for the substitution of any partitioning of less than floor-to-ceiling height). Any such excess shall be payable by Tenant to Owner, whether or not the Demised Term shall have commenced, within five (5) days next following the rendition of a written statement by Owner to Tenant.

     C. The term "substitute" or "substitution" as used in paragraph (IV)(4)(B) above shall be expressly limited to an item of Change Work designated by Tenant in replacement of an item required to be supplied or installed by Owner pursuant to paragraph I of this Exhibit B which item of Change Work so designated by Tenant serves the same function as the item so replaced, e.g., a lighting fixture in replacement of a lighting fixture designated on Owner's Work Plans. Any Change Work for which Tenant shall have received any credit or other allowance shall not be deemed Tenant's personal property but shall be and remain Owner's property.

V. During the performance of Owner's Initial Work, Tenant shall not be permitted to perform any Alterations in the Demised Premises prior to the Commencement Date, except to the extent such Alterations and the performance thereof during Owner's Initial Work are expressly approved by Owner. In the event Tenant is so permitted to perform Alterations while Owner is performing Owner's Initial Work, then each of the parties shall cause its contractors to cooperate with the other and the other's contractors so that Owner's Initial Work and Tenant's Alterations may be completed efficiently and economically, such cooperation to relate to including, without limitation, the storage of tools and materials.

     VI. Any dispute between the parties as to whether or not Owner's Initial Work is "substantially complete" shall be submitted to arbitration in accordance with the provisions of Article 36 of this Lease.

                                   SCHEDULE A

                                 BUILDING RULES


1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Building shall not be obstructed or encumbered by any of the tenants, their agents, clerks, servants or visitors or used for any purpose other than ingress and egress to and from the Demised Premises. Any tenant whose premises are situate on the ground floor of the Building shall, at said tenant's own expense, keep the sidewalks and curb directly in front of said premises clean and free from ice and snow. Nothing shall be swept or thrown by the tenants or by their agents clerks, servants or visitors into the corridors, halls, stairways, elevators or light shafts, or upon any skylights of the Building, or into any heating or ventilating registers, or plumbing apparatus in the Building, or upon the adjoining building on the street.

2. No awnings or other projections, including air conditioner units, shall be attached to the outside walls or windows of the Building without the prior consent of Owner. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the Demised Premises without the prior consent of Owner. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in a manner, approved by Owner.

3. No sign, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the Demised Premises without the prior consent of Owner. Interior signs on doors and directory tablets, if any, shall be of a size, color and style approved by Owner.

4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed, nor shall any bottles, parcels, or other articles be placed on any window sills.

5. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, vestibules or other public parts of the Building.

6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, ashes, chemicals, refuse from electric batteries or other substances shall be thrown therein. All damages resulting from any misuse of the plumbing fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. No tenant shall bring or keep, or permit to be brought or kept, any inflammable, combustible or explosive fluid, material, chemical or substance in or about the Demised Premises.

7. No tenant or occupant shall mark, paint, drill into, or in any way deface, damage or mutilate any part of the Building or the Demised Premises. No boring, cutting or stringing of wires shall be permitted, except with the prior consent of Owner, and as Owner may direct. No tenant or occupant shall install any resilient tile, linoleum or similar floor covering in the Demised Premises except in a manner approved by Owner.

8. No bicycles, vehicles or animals of any kind, other than seeing eye dogs, shall be brought into or kept in or about the Demised Premises. No cooking shall be done or permitted in the Building by any tenant without the approval of Owner. No tenant shall cause or permit any unusual or objectionable odors to emanate from the Demised Premises.

9. Without the prior consent of Owner, no tenant shall use or occupy, or permit any portion of the Demised Premises to be used or occupied for the storage of merchandise (except for the storage of sample products to be displayed in such tenant's showroom), or for the sale of merchandise, goods or property of any kind at auction.

10. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Building or neighboring buildings or premises whether by the use of any musical instrument, radio, television set or other audio device, unmusical noise, whistling, singing, or in any other way. Nothing shall be thrown out of any doors or windows. No tenant shall do anything or permit anything to be done, in its Demised Premises, or bring or keep anything therein or in the Building, that will in any way obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or those having business with them.

11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows, nor shall any changes be made in existing locks or the mechanism thereof. Each tenant must, upon the termination of its tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant.

12. Owner reserves the right to restrict and regulate the use of the aforementioned public areas of the Building by the tenants, their employees, guests, contractors and customers and by persons making deliveries to tenants, including but not limited to the right to allocate certain elevators for delivery service and the right to designate which Building entrances shall be used by persons making deliveries in the Building. All removals from the Building, or the carrying in or out of the Building or the Demised Premises demised to any tenant, of any safes, freight, furniture or bulky matter of any description must take place at such time and in such manner as Owner or its agents may determine, from time to time, which may involve overtime work for Owner's employees, agents or contractors. Tenant shall reimburse Owner for such costs incurred by Owner, including the cost of such overtime work. The moving of safes shall occur at such times as Owner shall designate upon previous notice to Owner or Owner's agent; and the persons employed to move the safes in and out of the Demised Premises must be acceptable to Owner in its sole discretion. No tenant shall use the passenger elevators for the hauling and removal of materials or debris and the same shall be done only after Business Hours and only via the designated freight elevator. Owner reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of the Building Rules or the provisions of such tenant's lease.

13. No tenant shall use or occupy, or permit any portion of the Demised Premises to be used or occupied, as an office for a public stenographer or typist, or as a barber or manicure shop, or as an employment bureau. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building, nor advertise for laborers, giving an address at the Building.

14. No tenant or occupant shall purchase spring water, ice, food, beverage, lighting maintenance, cleaning, towels, or other like service, from any company or persons not approved by Owner, such approval not unreasonably to be withheld. No tenant shall install or permit the installation or use of any machine dispensing goods for sale, including without limitation, foods, beverages, cigarettes or cigars; permit the delivery of any food or beverage to the Demised Premises. No food or beverage shall be carried in the public halls and elevators of the Building except in closed containers.

15. Owner shall have the right to prohibit any advertising by any tenant or occupant which, in Owner's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon notice from Owner, such tenant or occupant shall refrain from or discontinue such advertising.

16. Owner reserves the right to exclude from the Building, between the hours of 6 P.M. and 8 A.M. on business days and at all hours on Saturdays, Sundays and holidays, all persons who do not present a pass to the Building signed by Owner. Owner will furnish passes to persons for whom any tenant requests such passes. Each tenant shall be responsible for all persons for whom it requests such passes and shall be liable to Owner for all acts of such persons. Owner may require all such persons to sign a register on entering or leaving the Building.

17. Each tenant, before closing and leaving the Demised Premises at any time, shall see that all entrance doors are locked and all windows closed.

18. Each tenant shall, at its expense, provide artificial light in the Demised Premises for Owner's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in the Demised Premises.

19. The Demised Premises shall not be used, or permitted to be used, for lodging or sleeping or for any immoral or illegal purpose.

20. The requirements of tenants will be attended to only upon application at the office of Owner. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside of their regular duties, unless under specific instructions from the office of Owner. Owner shall not be responsible to Tenant for the non-observance or violation of these rules and regulations by any other tenant or occupant.

21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant and occupant shall cooperate in seeking their prevention.

22. There shall not be used in the Building, either by any tenant or occupant or by their agents or contractors, in the delivery or receipt of merchandise, freight or other matter, any hand trucks or other means of conveyance except those equipped with rubber tires, rubber side guards and such other safeguards as Owner may require.

23. If the Demised Premises become infested with vermin, such tenant, at its sole cost and expense, shall cause its Demised Premises to be exterminated, from time to time, to the satisfaction of Owner, and shall employ such exterminators therefor as shall be approved by Owner.

24. The Demised Premises shall not be used, or permitted to be used, at any time, without the prior approval of Owner, for the sale, at retail, whether directly, by mail order or otherwise, of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the Demised Premises or for manufacturing or for other similar purposes.

25. No tenant shall clean, or permit to be cleaned, any window of the Building from the outside in violation of Section 202 of the New York Labor Law or any successor law or statute, or of the rules of the Board of Standards and Appeals or of any board or body having or asserting jurisdiction.

26. No tenant shall move, or permit to be moved, into or out of the Building or the Demised Premises, any heavy or bulky matter, without the specific approval of Owner. If any such matter requires special handling, only a person holding a Master Rigger's license shall be employed to perform such special handling. No tenant shall place, or permit to be placed, on any part of the floor or floors of the Demised Premises, a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of safes and other heavy matter, which must be placed so as to distribute the weight.

27. No borrowed lights (display windows) in the partitioning separating the Demised Premises from the Building's public corridors shall be obstructed in any manner by the tenant.

28.  Telegraph,   telephone  and  other  wires  and  instruments  shall  not  be introduced by Tenant without previous notice to Owner and with its reasonable approval.

29. Owner may from time to time adopt additional systems and procedures to improve the security or safety of the Building, any persons occupying, using or entering the same, or any equipment, finishing or contents thereof, and Tenant shall comply with Owner's reasonable requirements relative thereto.

30. Owner reserves the right to rescind, alter, waive or add, as to one or more or all tenants, any rule or regulation at any time prescribed for the Building when, in the reasonable judgment of Owner, Owner deems it necessary or desirable for the reputation, safety, character, security, care, appearance or interests of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building. No rescission, alteration, waiver or addition of any rule or regulation in respect of one tenant shall operate as a rescission, alteration or waiver in respect of any other tenant.

31. Business machines and mechanical equipment used in the Demised Premises that cause vibrations or noise that may be transmitted to any other space in the Building to such a degree as to be reasonably objectionable to Owner or to any tenants or occupants of the Building shall be placed and maintained by Tenant, at its expense, in settings of cork, rubber or spring-type vibration eliminators sufficient, in Owner's judgment, to eliminate such vibrations or noise.

32. Tenant shall neither contract for, nor employ, any labor in connection with the maintenance or cleaning of, or providing of any other services to, the Demised Premises (but excluding Tenant's Property) without the prior written consent of Owner in its sole discretion (Owner may withhold any such consent on the ground that use of such service provider would disturb labor harmony in the Building.)

                                   SCHEDULE B

                            Owner's Cleaning Services

I. Office Space--Tenant Area: (nightly unless otherwise noted)

     A.   Empty all waste receptacles
     B.   Sweep all hard surface floors
     C.   Vacuum high traffic, main corridor areas
     D. Wipe all areas within hand high reach including windowsills, wall ledges, chairs, tables, baseboards and all manner of office furniture
     E. Wipe clean all desktops and glasswork surfaces, if clear of work papers and file folders.
     F.   Vacuum all carpeted areas weekly

II. Lavatories: (nightly unless otherwise noted)

     A.   Clean and disinfect all bowls, seats, urinals and sinks
     B.   Clean all mirrors
     C. Empty all trash receptacles and sanitary napkin disposal receptacles and remove to a designated area
     D.   Wipe dry all metal
     E.   Refill all soap, paper towel, toilet tissue and seat cover dispensers
     F.   Sweep and damp mop tile floors with disinfectant
     G.   Wipe clean the exterior of all waste cans and dispensing units
     H.   Spot clean and disinfect all walls and partitions
     I.   Scrub flooring as necessary
     J.   Remove smudges from doors, doorframes and light switches

III. Hallways and Corridors: (nightly unless otherwise noted)

     A.   Spot clean all glass
     B.   Clean  all  drinking  fountains
     C.   Vacuum all carpeted areas, as necessary

IV.  Rubbish Removal Service:

     Remove all ordinary office dry rubbish and paper from waste paper receptacles nightly, Monday through Friday, holidays excepted.

V.   Window Cleaning Service:

     Clean all exterior window, inside and out, periodically during the year as Owner deems necessary.


                                       1